---------------------
 ANNUAL
---------------------
 REPORT
---------------------
 INCOME
---------------------
 FUNDS
---------------------

Ginnie Mae Fund

Intermediate Bond Fund

Short-Intermediate
U.S. Government
Income Fund

MARCH 31, 1997

                                                               TABLE OF CONTENTS
LETTER TO SHAREHOLDERS                                                         1

INVESTMENT ADVISER Q & A

  Ginnie Mae Fund                                                              3

  Intermediate Bond Fund                                                       8

  Short-Intermediate U.S. Government Income Fund                              12

PORTFOLIOS OF INVESTMENTS

  Ginnie Mae Fund                                                             16

  Intermediate Bond Fund                                                      22

  Short-Intermediate U.S. Government Income Fund                              26

STAGECOACH FUNDS

  Statement of Assets and Liabilities                                         31

  Statements of Operations                                                    32

  Statements of Changes in Net Assets                                         34

  Financial Highlights                                                        36

  Notes to Financial Statements                                               42

  Independent Auditors' Report                                                53

LIST OF ABBREVIATIONS                                                         54
 STAGECOACH FUNDS:
 -------------------------------------------------------------------------

- ARE NOT FDIC INSURED
- ARE NOT GUARANTEED BY WELLS FARGO BANK            [NO FDIC]
- ARE NOT DEPOSITS OR OBLIGATIONS OF WELLS FARGO
  BANK
- INVOLVE INVESTMENT RISK, INCLUDING POSSIBLE LOSS
  OF PRINCIPAL

                                                           ---------------------

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---------------------

                                                          LETTER TO SHAREHOLDERS

------------------
TO OUR SHAREHOLDERS:
Welcome to the 1997 Stagecoach Funds Annual Report.

This Report, dated March 31, 1997, comes to you six months after the previous Annual Report dated September 30, 1996. As we explained in the Shareholder Letter at that time, for administrative reasons, the Stagecoach Funds have shifted their financial year-end to March 31. This change does not otherwise affect the operation, nor does it affect the investment objectives, of the Funds.

The recently completed reporting period saw market volatility and the long-expected increase in the federal funds target rate. After months of debate on the rate of economic growth and the potential for increased rates of inflation, the Federal Reserve Board acted in March to raise rates by 0.25%. The Fed's action capped a six month period which showed only modest total return for the fixed-income market.

The equity market, as measured by the Standard & Poor's 500 Index, fell 7.20% in March from its January high. While this environment offered some challenges, we feel that much of the "bad news" has been greatly exaggerated. For example, the S&P 500 Index still enjoyed a 1997 year-to-date return through March 31 of 2.69%. The positive return for the six-month period ended March 31, 1997 was 11.24%. The news is similar concerning the further market correction that occurred after the reporting period. As of early May, the market had recouped much of its March and April losses.

Of course, equity issues do not rise and fall in unison. Large company stocks have fared well recently as investor dollars sought their greater security and reduced volatility. Various sectors such as technology and finance stocks have fluctuated acutely in recent months. Value stocks have outperformed growth stocks, in contrast to recent years.

It is all too easy to be confused by such a variety of returns and apparently conflicting information. That's why it is so important to truly understand the investment philosophies and long-range goals that govern your Fund. We have always felt that the more you understand your investment, the less likely you are to be unduly concerned with short-term developments.

The following pages discuss what factors have affected the returns for the Stagecoach Funds during the reporting period. These commentaries were written for you -- our shareholders -- as part of the Stagecoach Funds commitment to education, information and service as we help you meet your financial goals.

STAGECOACH FUNDS
MAY 1997

                                                           ---------------------

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---------------------
2

                                                                 GINNIE MAE FUND

--------------------
INVESTMENT ADVISER Q&A
WHAT WERE THE FUND'S TOTAL RETURNS?

The total return for Class A shares for the six-month period ended March 31, 1997 was 2.50%. The return for Class B shares for the same period was 2.24%. The one-year total returns were 4.25% and 3.63%, respectively. These return figures exclude sales charges.

WHAT ARE SOME OF THE FACTORS THAT AFFECTED THE FUND'S PERFORMANCE?

Early in 1996, the Fund increased its duration, which is a measure of its sensitivity to interest rates, by adding Treasury Bonds to the portfolio. This was done to increase total return in anticipation of further reductions in interest rates by the Federal Reserve Board. Keep in mind that when interest rates decrease, the resale value of higher-paying, existing bonds increases. Unfortunately, the Federal Reserve did not reduce target rates -- in fact, market expectations soon shifted to increased rates, which reduced the resale value of the securities in the Fund's portfolio. The Fund adapted to the new economic atmosphere by reducing the amount of Treasury bonds in the portfolio to reduce the duration of its portfolio. Volatility was reduced and performance improved during the six months covered by this report.

It is important to note that total return takes into account both the income the Fund produces in the form of dividends or capital gains, and the increase or decrease in share value. While a decrease in the value of an underlying security does reduce the Fund's share value, it does not affect that security's coupon rate -- the rate at which it pays interest. Despite the volatility in share prices, the Ginnie Mae Fund has maintained a steady dividend payout for its shareholders.

THE FUND MUST INVEST AT LEAST 65% OF ITS ASSETS IN GINNIE MAE SECURITIES. THE BALANCE IS GENERALLY INVESTED IN U.S. TREASURIES. DO THESE TWO TYPES OF SECURITIES REACT DIFFERENTLY TO INTEREST RATE CHANGES? PLEASE EXPLAIN.

Yes, they react differently. Treasury securities react the "traditional" way in response to interest rate changes. If rates go down, the resale value of higher-paying Treasury securities in the Fund's portfolio will increase. If rates go up, the resale value decreases. Because of the structure of Ginnie Mae securities, they react quite differently than Treasury securities.

Ginnie Maes are home mortgages bundled together into a single security. As homeowners pay their mortgages, the interest and principal are passed through to the Fund as the holder of the security. The Fund, after deducting expenses, distributes the income generated as dividend income. This "pass-through" distribution provides the income that Ginnie Mae investors are seeking. On the other hand, Ginnie Maes have less price appreciation when interest rates fall than a Treasury security of similar duration.

                                                           ---------------------

GINNIE MAE FUND
This is because a homeowner may prepay a mortgage at any time. This is what is meant by "prepayment risk."

As interest rates decrease, a high-paying Treasury Bond is worth more because investors are willing to pay more for the higher yield. For holders of mortgage-backed securities, however, interest rate decreases mean homeowners are increasingly likely to refinance their mortgage. If that happens, the Ginnie Mae holder will be forced to reinvest the proceeds of the prepayment into lower-paying securities. When interest rates increase, refinancing is less likely, so prepayments slow down and the price of the Ginnie Mae security can actually increase.

The Fund's strategy has been to increase the portion of its portfolio invested in Ginnie Mae securities when interest rates are stable, and to increase the portion invested in Treasury securities when rates are expected to decrease.

WHAT IS YOUR CURRENT OUTLOOK REGARDING PREPAYMENT RISK?

After much speculation, in early 1997, the Federal Open Market Committee ("FOMC") of the Federal Reserve Bank increased the federal funds target rate for the first time in over two years. Many analysts expect the FOMC to increase target rates again in order to curb inflation before it becomes a problem. As a result, we believe the risk of homeowner refinancing is reduced for the immediate future.

CAN YOU ELABORATE ON THE EFFECT OF THE FEDERAL FUNDS TARGET RATE ON THE SECURITIES MARKET?

The federal funds target rate is considered the most sensitive indicator of interest rates throughout the economy. The FOMC meets every six weeks to determine monetary policy. If the economy is growing too quickly, the risk of inflation is increased and the FOMC will increase the federal funds target rate to slow the economy. They may reduce rates to spur growth if the economy is growing too slowly. On March 25th, the FOMC decided that the threat of inflation justified action and moved the federal funds target rate upward by 25 basis points to 5.50%.

The anticipation of Fed action also affects rates. For example, an investor wishing to sell a bond today might be willing to accept less money if he believes that rates will go up tomorrow thereby reducing the bond's value. If he believes rates are going down, he will wait for a better price. For most of the period, contradictory indicators about the course of inflation emerged one right after another. Investors went from believing the Fed would increase rates, decrease rates or leave rates alone within short periods of time. That was why the markets were often quite volatile even without Fed action.

---------------------
4

                                                                 GINNIE MAE FUND

THE FUND SEEKS TO EARN A LONG-TERM TOTAL RATE OF RETURN AND A HIGH LEVEL OF INTEREST INCOME. WHAT DO YOU DO TO HELP MAINTAIN INCOME LEVELS?

One of the most important things we do to help maintain income levels is to keep a close eye on prepayment risk. As we said in a previous answer, prepayments occur when homeowners refinance at a lower interest rate. The problem this creates for shareholders is that the proceeds of the prepaid mortgage now have to be reinvested in what is likely to be a lower-paying instrument. If we expect prepayments to increase dramatically, we will usually increase the Fund's investment in Treasury securities to soften the impact of such prepayments.

DID THE PRESIDENTIAL ELECTION AFFECT THE INTEREST RATE ENVIRONMENT?

What often affects the market most is fear of the unknown. President Clinton was certainly a "known quantity" from his first term and he led in the polls from a very early stage. Therefore, the market was well prepared for his reelection.

What has a greater impact for the fixed-income markets in particular are issues concerning the ability of federal and local governments to raise revenue since they directly impact the credit quality of government issued or backed bonds and budget deficits. Both issues received a lot of attention during the 1996 electoral campaigns, although revenue issues have tended to be more important to the municipal bond marketplace. Certainly if a credible compromise is reached on the federal budget deficit, the financial markets will consider this very good news.

                                                           ---------------------

GINNIE MAE FUND

---------------------
PERFORMANCE AT A GLANCE
CLASS A SHARE PERFORMANCE AS OF 3/31/97
--------------------------------------------------------------------------------

                                                                         SINCE 1/3/91
AVERAGE ANNUAL TOTAL RETURNS         1 YEAR      3 YEAR      5 YEAR      INCEPTION
---------------------------------------------------------------------------------------
With Maximum 4.5% Sales Charge       (0.44)%     4.77%       5.32%       6.26%
---------------------------------------------------------------------------------------
Without Sales Charge                 4.25%       6.39%       6.29%       7.05%
---------------------------------------------------------------------------------------

CLASS B SHARE PERFORMANCE AS OF 3/31/97
--------------------------------------------------------------------------------

                                                                       SINCE 1/1/95
AVERAGE ANNUAL TOTAL RETURNS                               1 YEAR      INCEPTION
--------------------------------------------------------------------------------------
With Maximum Contingent Deferred Sales Charge(1)           (1.22)%     6.89%
--------------------------------------------------------------------------------------
Without Sales Charge                                       3.63%       8.11%
--------------------------------------------------------------------------------------
(1)Assumes redemption on 3/31/97.

Past performance is not predictive of future results. The investment return and net asset value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may have a greater or lesser net asset value than when originally purchased.

Average annual total returns for the indicated periods represent the average annual increase in the value of an investment over the periods assuming reinvestment of dividends and capital gains distributions at net asset value.

The Stagecoach Ginnie Mae Fund commenced operations on January 1, 1992 as successor to the Ginnie Mae Fund of the Wells Fargo Investment Trust for Retirement Programs. The Predecessor Fund's date of inception was January 3, 1991. The performance figures shown for the Class A shares include the performance of the Predecessor Fund which had the same investment objectives and strategies.

The Fund's manager has voluntarily waived portions of its fees or has reimbursed expenses to the Fund, which has reduced operating expenses for shareholders. Without this reduction, the Fund's returns would have been lower.

---------------------
6

                                                                 GINNIE MAE FUND

--------------------------
GROWTH OF A $10,000 INVESTMENT

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

               STAGECOACH GINNIE        LEHMAN BROS
            MAE FUND CLASS A SHARES  GINNIE MAE INDEX
Inception                      9550              10000
Feb-91                      9712.35              10149
Mar-91                       9721.9           10233.24
Apr-91                      9769.65           10306.92
May-91                      9807.85            10403.8
Jun-91                      9903.35           10489.11
Jul-91                      9903.35           10509.04
Aug-91                     10056.15           10688.75
Sep-91                     10247.15           10887.56
Oct-91                     10419.05           11079.18
Nov-91                      10581.4           11261.98
Dec-91                     10648.25           11339.69
Jan-92                      10906.1           11603.91
Feb-92                     10771.42           11460.02
Mar-92                     10840.89           11580.35
Apr-92                     10773.45           11514.34
May-92                     10830.48           11620.27
Jun-92                     11034.48           11824.79
Jul-92                     11164.78           11969.05
Aug-92                     11355.32           12074.38
Sep-92                      11487.3           12236.18
Oct-92                     11588.54           12345.08
Nov-92                     11468.52           12252.49
Dec-92                     11510.13           12308.85
Jan-93                     11654.13           12465.17
Feb-93                     11850.43           12622.23
Mar-93                      11913.5           12749.72
Apr-93                     11956.16           12819.84
May-93                     11995.95           12865.99
Jun-93                     12035.97           12954.77
Jul-93                     12213.97            13059.7
Aug-93                     12286.44           13114.55
Sep-93                     12391.51           13147.34
Oct-93                      12421.7           13157.86
Nov-93                     12452.08           13180.23
Dec-93                     12406.24           13161.77
Jan-94                     12491.88           13284.18
Feb-94                      12595.7           13389.12
Mar-94                     12466.86           13322.18
Apr-94                      12136.2           12962.48
May-94                     11994.61           12873.04
Jun-94                     12021.74           12910.37
Jul-94                     11969.42              12891
Aug-94                      12214.3           13142.38
Sep-94                     12218.91           13183.12
Oct-94                     12049.81           12997.24
Nov-94                     12007.86           12976.44
Dec-94                     11977.37           12940.11
Jan-95                     12088.29           13083.74
Feb-95                     12318.66           13354.58
Mar-95                     12669.94           13707.14
Apr-95                     12722.83            13774.3
May-95                     12896.98           13978.16
Jun-95                     13279.72            14404.5
Jul-95                     13412.82           14502.45
Aug-95                     13400.62            14532.9
Sep-95                     13554.34           14682.59
Oct-95                     13682.65           14826.48
Nov-95                      13835.9           14948.06
Dec-95                      14014.5           15119.96
Jan-96                     14207.24            15313.5
Feb-96                      14285.9           15420.69
Mar-96                     14069.04           15305.04
Apr-96                     14018.66           15266.77
May-96                      13902.5           15227.08
Jun-96                     13817.35           15175.31
Jul-96                     13970.02            15374.1
Aug-96                     14011.51           15432.53
Sep-96                     14033.85            15438.7
Oct-96                     14258.99           15696.52
Nov-96                     14503.21           16013.59
Dec-96                     14711.14           16247.39
Jan-97                     14630.17           16161.28
Feb-97                     14719.38           16285.72
Mar-97                     14759.32           16344.35
Apr-97                     14614.94           16182.54

THE RETURN FOR CLASS B SHARES OF THE GINNIE MAE FUND WILL VARY FROM THE RESULTS SHOWN DUE TO DIFFERENT EXPENSES AND LOAD STRUCTURES.

The accompanying chart compares the performance of the Stagecoach Ginnie Mae Fund Class A shares since the inception of the Predecessor Fund with the Lehman Brothers Ginnie Mae Index. The chart assumes a hypothetical $10,000 initial investment in the Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 4.5%. The Lehman Brothers Ginnie Mae Index is an unmanaged, broad-based index of Ginnie Mae securities, while the Fund is a professionally managed mutual fund. The index presented here does not incur expenses and is not available directly for investment. Had this index incurred operating expenses, its performance would have been lower.

                                                           ---------------------

INTERMEDIATE BOND FUND

--------------------
INVESTMENT ADVISER Q&A
WHAT WERE THE FUND'S TOTAL RETURNS?

The total return for Class A shares for the six-month period ended March 31, 1997 was 1.61%. The return for Class B shares for the same period was 0.66%. The one-year total returns were 3.73% and 2.25%, respectively. These return figures exclude sales charges.

HOW DID THE UNCERTAINTY ABOUT INTEREST RATES AFFECT THE FUND'S PERFORMANCE OVER THE SIX-MONTH PERIOD?

There is always some uncertainty about interest rates. There are numerous economic indicators which often suggest contradictory conclusions about inflation, growth, demand, jobs and the many other economic factors which influence the Federal Reserve's decisions about monetary policy. The Intermediate Bond Fund concentrates on shorter, less volatile maturities. Typically, this means that the Fund should avoid some of the steeper price appreciation and depreciation likely in an uncertain market. For most of the period, the federal funds target rate did not change. Speculation shifted back and forth as to when and to what degree the rate would be increased, but there was a general consensus that an increase was coming. As a result, the Fund favored shorter maturities in an effort to reduce price depreciation once an increase was announced.

WITH THE FED INCREASING THE FEDERAL FUNDS TARGET RATE IN EARLY 1997, DO YOU EXPECT TO EXTEND MATURITIES? WHAT IS THE IMMEDIATE OUTLOOK?

It is too soon to extend maturities. After rates go up, bonds become more attractive, both for their current income and for their future value. Certainly extending maturities to "lock in" higher rates for a longer period of time makes sense under certain conditions. Higher paying bonds would also be attractive should rates go back down. Generally, if rates drop, the resale value of higher paying existing bonds increases. This, however, may only be the beginning of a cycle of Fed rate increases. As of now, we expect another 0.25 to 0.50% increase in the target rate. We will also be examining the economy for signs that the Fed's tightening is slowing the economy as intended. Once we see indications that the cycle is complete, we will reexamine the question of extending maturities.

EXPLAIN THE CONCEPT OF THE "YIELD CURVE." WHAT HAS IT REVEALED ABOUT INTERMEDIATE BONDS OVER THE RECENT PERIOD?

The yield curve gives a thumb-nail sketch of interest rates in the bond market. It lists current yields at various maturity ranges from three-month money market paper through thirty-year bonds. Typically, as maturity gets longer, yields increase. Often the degree of difference in the yields is significant. For example, if we have a steep yield curve, in which

---------------------
8

                                                          INTERMEDIATE BOND FUND
longer maturities have significantly higher yields than short or intermediate maturities, then investors may feel that the higher risks and greater volatility of longer bonds may be justified by the potential reward. This has not been the case recently. The yield curve has been relatively flat, meaning that longer-term bonds, while still earning higher yields than shorter-terms, are nonetheless not earning enough to justify taking on the extra risk. In this atmosphere, investing in the shorter- and intermediate-terms may be more attractive.

WHAT ROLE CAN THE FUND PLAY IN AN INVESTOR'S PORTFOLIO?

This Fund is designed for the investor with a medium range investment horizon who is willing to tolerate moderate risk. The Fund's typical investor is concerned with preserving capital to some degree, but will not panic after a minor share price fluctuation. This investor wants a strong yield, but understands that the Fund is not designed to pursue aggressive profits. This is not a Fund where an investor should "park" money the investor may need within a month or two, but the Fund may be suitable for investors who may need cash in two to five years. In short, it fits in somewhere between a money market fund and a long-term investment.

The Fund may also be appropriate for investors who wish to diversify an equity-heavy portfolio. Studies have shown that by allocating some investments into bonds, investors can reduce volatility and increase returns.

HOW HAS THE CHANGE TO WELLS FARGO BANK AFFECTED THE DAY-TO-DAY OPERATIONS OF THE FUND?

Wells Fargo Bank is pursuing the same investment objectives and policies as its predecessor, First Interstate Capital Management. So in that sense, the Fund has not changed. Wells Fargo, as investment adviser, prides itself on its thorough, conservative approach to fixed-income investment management. We are dedicated to maintaining the high standards we have set for ourselves and hope to continue to help the Fund's shareholders meet their investment needs.

                                                           ---------------------

INTERMEDIATE BOND FUND

---------------------
PERFORMANCE AT A GLANCE
CLASS A SHARE PERFORMANCE AS OF 3/31/97
--------------------------------------------------------------------------------

                                                                         SINCE 6/1/88
AVERAGE ANNUAL TOTAL RETURNS         1 YEAR      3 YEAR      5 YEAR      INCEPTION
---------------------------------------------------------------------------------------
With Maximum 4.5% Sales Charge       (0.93)%     4.05%       5.27%       7.35%
---------------------------------------------------------------------------------------
Without Sales Charge                 3.73%       5.66%       6.25%       7.91%
---------------------------------------------------------------------------------------

CLASS B SHARE PERFORMANCE AS OF 3/31/97
--------------------------------------------------------------------------------

                                                                         SINCE 6/1/88
AVERAGE ANNUAL TOTAL RETURNS         1 YEAR      3 YEAR      5 YEAR      INCEPTION
---------------------------------------------------------------------------------------
With Maximum 5.0% Sales Charge(1)    (2.57)%     3.79%       5.02%       7.00%
---------------------------------------------------------------------------------------
Without Sales Charge                 2.25%       4.67%       5.31%       7.00%
---------------------------------------------------------------------------------------
(1)Assumes redemption on 3/31/97.

Past performance is not predictive of future results. The investment return and net asset value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may have a greater or lesser net asset value than when originally purchased.

Average annual total returns for the indicated periods represent the average annual increase in the value of an investment over the periods assuming reinvestment of dividends and capital gain distributions at net asset value.

On September 6, 1996 the Fund was reorganized as the successor to the Pacifica Intermediate Bond Fund (10/95 to 9/96) and the Westcore Bonds Plus Fund (6/88 to 9/95). Historical performance has been calculated using returns provided by these Predecessor Funds. Class A performance for periods prior to September 6, 1996 reflects the Pacifica Intermediate Bond Fund Investor Class and Westcore Bonds Plus Fund performance. Class B performance for periods prior to September 6, 1996, the date the Class B shares were first offered, also reflects such performance but has been adjusted to reflect Class B share expense levels in effect on September 6, 1996.

The Fund's manager has voluntarily waived portions of its fees or has reimbursed expenses to the Fund, which has reduced operating expenses for shareholders. Without these reductions, the Fund's returns would have been lower.

---------------------
10

                                                          INTERMEDIATE BOND FUND

--------------------------
GROWTH OF A $10,000 INVESTMENT

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            STAGECOACH INTERMEDIATE      LEHMAN BROTHERS
            BOND FUND CLASS A SHARES  AGGREGATE BOND INDEX
Inception                       9550                  10000
Jun-88                       9684.72                  10000
Jul-88                       9633.28                   9948
Aug-88                       9645.08              9973.8648
Sep-88                       9852.52            10199.27414
Oct-88                       9994.23             10391.0205
Nov-88                       9880.94            10265.28915
Dec-88                       9871.09            10276.58097
Jan-89                       9987.11            10424.56373
Feb-89                       9905.91            10349.50688
Mar-89                       9951.56            10394.00976
Apr-89                      10149.25            10611.24456
May-89                      10415.95            10890.32029
Jun-89                      10693.19            11221.38603
Jul-89                      10903.65            11460.40155
Aug-89                      10751.24            11290.78761
Sep-89                      10796.34            11348.37062
Oct-89                      11052.45            11627.54054
Nov-89                      11150.06            11738.00218
Dec-89                      11161.56            11769.69478
Jan-90                      11056.97            11629.63541
Feb-90                      11097.43            11666.85025
Mar-90                      11092.36            11675.01704
Apr-90                      10977.91            11567.60689
May-90                       11275.2            11910.00805
Jun-90                      11446.56            12100.56818
Jul-90                      11609.81            12267.55602
Aug-90                       11502.1            12103.17077
Sep-90                      11573.02            12203.62709
Oct-90                      11709.54            12358.61315
Nov-90                      11952.59            12624.32333
Dec-90                      12124.12            12821.26278
Jan-91                      12269.75            12980.24644
Feb-91                      12374.14            13090.57853
Mar-91                      12435.56            13180.90352
Apr-91                      12568.44            13323.25728
May-91                      12669.25            13400.53217
Jun-91                      12667.04            13393.83191
Jul-91                      12807.64            13580.00617
Aug-91                      13072.54             13873.3343
Sep-91                         13338            14154.96299
Oct-91                      13500.77            14312.08308
Nov-91                      13644.76            14443.75424
Dec-91                      14063.72            14872.73374
Jan-92                      13838.99            14670.46456
Feb-92                      13870.73            14765.82258
Mar-92                      13822.63            14683.13398
Apr-92                      13930.39            14788.85254
May-92                      14184.84            15068.36186
Jun-92                      14389.19            15276.30525
Jul-92                      14704.82            15587.94188
Aug-92                      14834.09            15745.38009
Sep-92                      15027.16            15932.75011
Oct-92                      14862.59            15720.84454
Nov-92                      14796.99             15723.9887
Dec-92                      14996.86            15974.00013
Jan-93                      15246.88            16280.70093
Feb-93                      15484.45            16565.61319
Mar-93                      15559.27            16635.18877
Apr-93                      15667.89            16751.63509
May-93                      15662.99            16773.41222
Jun-93                      15911.49            17077.01098
Jul-93                      15967.46            17174.34994
Aug-93                      16187.89            17474.90106
Sep-93                      16237.25             17522.0833
Oct-93                      16283.78            17586.91501
Nov-93                      16161.29            17437.42623
Dec-93                      16242.11            17531.58833
Jan-94                      16445.63            17768.26477
Feb-94                       16183.2            17459.09696
Mar-94                      15864.93            17027.85727
Apr-94                      15739.94            16891.63441
May-94                      15717.52            16889.94525
Jun-94                      15701.68            16852.78737
Jul-94                      15931.28            17188.15784
Aug-94                      15966.77            17208.78363
Sep-94                      15775.99            16955.81451
Oct-94                       15766.2            16940.55427
Nov-94                       15709.2            16903.28505
Dec-94                       15794.9            17019.91772
Jan-95                      16079.17            17356.91209
Feb-95                      16443.96             17770.0066
Mar-95                      16534.69            17878.40364
Apr-95                      16741.59            18128.70129
May-95                      17310.34            18830.28203
Jun-95                      17423.16            18967.74309
Jul-95                      17379.18            18926.01406
Aug-95                      17530.38            19155.01883
Sep-95                      17658.54            19340.82251
Oct-95                      17840.18             19592.2532
Nov-95                      18033.59              19886.137
Dec-95                      18220.34            20164.54292
Jan-96                      18357.08             20297.6289
Feb-96                      18124.77            19944.45016
Mar-96                      18041.41            19804.83901
Apr-96                      17977.03            19693.93191
May-96                      17937.88            19654.54404
Jun-96                      18121.91            19917.91493
Jul-96                      18156.58             19971.6933
Aug-96                       18176.4            19937.74143
Sep-96                      18418.71            20284.65813
Oct-96                      18737.27            20734.97754
Nov-96                      18988.33            21089.54565
Dec-96                      18790.53            20893.41288
Jan-97                      18835.22            20958.18246
Feb-97                      18864.79            21010.57791
Mar-97                      18715.14             20777.3605

The accompanying chart compares the performance of the Stagecoach Intermediate Bond Fund since the inception of the predecessor Pacifica and Westcore Funds with the Lehman Brothers Aggregate Bond Index. The chart assumes a hypothetical $10,000 initial investment in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 4.5%. The Lehman Brothers Aggregate Bond Index is an unmanaged index of U.S. Treasury 2 - 10 year notes, while the Fund is a professionally managed mutual fund. The index presented here does not incur expenses and is not available directly for investment. Had this index incurred operating expenses, its performance would have been lower.

                                                           ---------------------

SHORT-INTERMEDIATE U.S. GOVERNMENT INCOME FUND

--------------------
INVESTMENT ADVISER Q&A
WHAT WERE THE FUND'S TOTAL RETURNS?

The total return for Class A shares for the six-month period ended March 31, 1997 was 2.57%. The one-year total return for the same share class was 4.56%. These return figures exclude sales charges.

HOW DID THE UNCERTAINTY ABOUT INTEREST RATES AFFECT THE FUND'S PERFORMANCE OVER THE SIX-MONTH PERIOD?

There is always some uncertainty about interest rates. There are numerous economic indicators which often suggest contradictory conclusions about inflation, growth, demand, jobs and the many other factors which influence the Federal Reserve's decisions about monetary policy. The Fund concentrates on shorter, less volatile maturities. Typically this means that the Fund should avoid some of the steeper price appreciation and depreciation likely in an uncertain market.

For most of the period, the federal funds target rate did not change. Speculation shifted back and forth as to when and to what degree the rate would be increased, but there was a general consensus that an increase was coming. As a result, the Fund favored shorter maturities in an effort to reduce price depreciation once an increase was announced.

WITH THE FED INCREASING THE FEDERAL FUNDS TARGET RATE IN EARLY 1997, DO YOU EXPECT TO EXTEND MATURITIES? WHAT IS THE IMMEDIATE OUTLOOK?

It is too soon to extend maturities. When rates go up, bonds become more attractive, both for their current income and for their future value. Certainly extending maturities to "lock in" higher rates for a longer period of time makes sense under certain conditions. Higher paying bonds would also be attractive should rates go back down. Generally, if rates drop, the resale value of higher paying existing bonds increases. This, however, may only be the beginning of a cycle of Fed rate increases. As of now, we expect another 0.25 to 0.50% increase in the target rate. We will also be examining the economy for signs that the Fed's tightening is slowing the economy as intended. Once we are comfortable that the cycle is complete, we will reexamine the question of extending maturities.

THE FUND'S PORTFOLIO INCLUDES GOVERNMENT AGENCIES, U.S. TREASURIES AND CORPORATE DEBT OBLIGATIONS. HOW DO YOU DETERMINE THE ALLOCATION AMONG PERMISSIBLE INVESTMENTS? WHAT ROLES DO THE VARIOUS TYPES OF SECURITIES PLAY IN THE PORTFOLIO?

Allocations are recommended by the Wells Fargo Fixed Income Policy Committee. The Committee examines the expected returns and risks from the available investments within the context

---------------------
12

                                  SHORT-INTERMEDIATE U.S. GOVERNMENT INCOME FUND
of the Fund's shorter-term, low-risk profile. U.S. Treasury securities, for example, have extremely high credit quality, but they tend to have lower returns than similar instruments of other issuers. Government agency securities, which might include mortgage-backed instruments, for example, typically have higher yields than Treasury securities and are generally considered to be of high quality. Select corporate bonds and notes can boost yields, although they are more risky than government-backed instruments. Consistent with the investment objectives, policies and restrictions of the Fund the Committee searches for the proper balance between high quality, low volatility and solid returns. When yields are high, there may be less reason to invest in corporate bonds. When they are low, corporate bonds and collateralized repurchase agreements offer an opportunity for higher returns which are still within the Fund's risk tolerance.

DID THE NOVEMBER ELECTIONS ALTER THE OUTLOOK FOR THE FUNDS?

What often affects the market most is fear of the unknown. The markets were familiar with President Clinton from his first term and he led in the polls from a very early stage. Therefore, the market was well prepared for his reelection.

What has a greater impact for the fixed-income markets in particular are issues concerning the ability of federal and local governments to raise revenue since they directly impact the credit quality of government issued or backed bonds and budget deficits. Both issues received a lot of attention during the 1996 electoral campaigns, although revenue issues have tended to be more important to the municipal bond market-place. Certainly if a credible compromise is reached on the federal budget deficit, the financial markets will consider this very good news.

WILL THE NEW INFLATION-INDEXED TREASURY SECURITIES PLAY A ROLE IN THE PORTFOLIO?

We do not foresee a role for these instruments right now. Inflation-indexed Treasury securities do offer an intriguing hedge against inflation for investors, but they do not currently appear to offer sufficient opportunity to maximize total return. Inflation-indexed Treasury securities will likely have very narrow fluctuations in price. Of course, these instruments are very new and they may behave in unexpected ways. We will monitor how the secondary market for inflation-indexed Treasury securities develops and make any reassessments in our policies we deem necessary.

                                                           ---------------------

SHORT-INTERMEDIATE U.S. GOVERNMENT INCOME FUND

---------------------
PERFORMANCE AT A GLANCE
PERFORMANCE AS OF 3/31/97
--------------------------------------------------------------------------------

                                                                        SINCE 10/27/93
AVERAGE ANNUAL TOTAL RETURNS                    1 YEAR      3 YEAR      INCEPTION
--------------------------------------------------------------------------------------
With Maximum 3.0% Sales Charge                  1.46%       4.05%       3.51%
--------------------------------------------------------------------------------------
Without Sales Charge                            4.56%       5.09%       4.44%
--------------------------------------------------------------------------------------

Past performance is not predictive of future results. The investment return and net asset value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may have a greater or lesser net asset value than when originally purchased.

Average annual total returns for the indicated periods represent the average annual increase in the value of an investment over the periods assuming reinvestment of dividends and capital gain distributions at net asset value.

The Fund's manager has voluntarily waived portions of its fees or has reimbursed expenses to the Fund, which has reduced operating expenses for shareholders. Without these reductions, the Fund's returns would have been lower.

---------------------
14

                                  SHORT-INTERMEDIATE U.S. GOVERNMENT INCOME FUND

--------------------------
GROWTH OF A $10,000 INVESTMENT

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             STAGECOACH SHORT-INTERMEDIATE      LEHMAN BROS U.S.
             U.S. GOV'T INCOME FUND CLASS A
                         SHARES                TREASURY NOTE INDEX
Oct-93                                   9700                10000
Nov-93                                9714.77                 9950
Dec-93                                9745.45             9990.795
Jan-94                                9806.62           10089.7039
Feb-94                                9748.07           9948.44802
Mar-94                                9695.01           9804.19552
Apr-94                                9660.92           9741.44867
May-94                                9688.92           9748.26768
Jun-94                                9697.47           9750.21734
Jul-94                                9756.37           9876.97016
Aug-94                                9753.12           9905.61338
Sep-94                                9632.29           9824.38735
Oct-94                                9626.13           9827.33466
Nov-94                                9569.64           9782.12892
Dec-94                                9607.51           9813.43173
Jan-95                                9758.96            9972.5369
Feb-95                                9936.78           10163.0622
Mar-95                                9988.36           10219.1217
Apr-95                               10073.64           10336.9788
May-95                               10300.33            10628.585
Jun-95                               10360.97           10698.9887
Jul-95                               10363.82           10703.6749
Aug-95                               10433.55           10789.7966
Sep-95                               10494.58           10861.5704
Oct-95                               10596.68           10982.7421
Nov-95                               10709.96           11116.9072
Dec-95                               10825.11           11228.4098
Jan-96                               10919.01           11324.9741
Feb-96                               10824.83           11203.7969
Mar-96                                10762.1           11148.8983
Apr-96                                10720.1           11116.5665
May-96                               10695.44           11111.0082
Jun-96                               10796.19           11221.0072
Jul-96                               10824.54           11254.6702
Aug-96                               10823.18           11269.3013
Sep-96                                10970.6           11413.5483
Oct-96                               11108.46           11599.5892
Nov-96                               11265.41           11738.7843
Dec-96                                11216.1           11675.3948
Jan-97                               11287.63           11718.5938
Feb-97                               11327.46           11736.1717
Mar-97                               11252.72           11666.9283

The accompanying chart compares the performance of the Stagecoach Short-Intermediate U.S. Government Income Fund since its inception with the Lehman Brothers U.S. Treasury Note Index. The chart assumes a hypothetical $10,000 initial investment in the Fund and reflects all operating expenses and assumes the maximum initial sales charge of 3.0%. The Lehman Brothers U.S. Treasury Note Index is an unmanaged index of U.S. Treasury 2 - 10 year notes, while the Fund is a professionally managed mutual fund. The index presented does not incur expenses and is not available directly for investment. Had this index incurred operating expenses, its performance would have been lower.

                                                           ---------------------

                                                                 GINNIE MAE FUND
-------------------------------------------------
PORTFOLIO OF INVESTMENTS  - MARCH 31, 1997

                                                                               INTEREST
 PRINCIPAL   SECURITY NAME                                                       RATE          VALUE
             U.S. GOVERNMENT AGENCY SECURITIES - 91.38%
             FEDERAL FARM CREDIT - 2.43%
$ 4,000,000  Federal Farm Credit Bank                                               6.38 % $   3,952,500
             02/25/02

             FEDERAL HOME LOAN MORTGAGE CORPORATION - 1.81%
$ 2,943,906  Federal Home Loan Mortgage Corp                                        7.50 % $   2,954,004
             12/01/11

             FEDERAL NATIONAL MORTGAGE ASSOCIATION - 11.46%
$ 5,000,000  Federal National Mortgage Assoc                                        5.94 % $   4,606,250
             12/12/05
  3,573,775  Federal National Mortgage Assoc                                        7.50       3,587,927
             01/01/11
  9,900,168  Federal National Mortgage Assoc                                        9.00      10,461,607
             03/01/21
                                                                                           --------------
                                                                                           $  18,655,784

             GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 75.68%
$   178,413  Government National Mortgage Assoc                                     9.00 % $     188,499
             09/20/16
    502,233  Government National Mortgage Assoc                                     9.00         525,918
             12/20/21
  1,136,324  Government National Mortgage Assoc                                     7.50       1,120,302
             03/15/23
    255,659  Government National Mortgage Assoc                                     9.50         274,192
             05/20/16
  1,349,251  Government National Mortgage Assoc                                     6.50       1,258,770
             05/15/24
    335,058  Government National Mortgage Assoc                                     6.50         319,769
             02/20/08
  4,578,061  Government National Mortgage Assoc                                     6.75       4,285,706
             09/15/28

------------------------
16

                                                                 GINNIE MAE FUND

                                                                               INTEREST
 PRINCIPAL   SECURITY NAME                                                       RATE          VALUE
             U.S. GOVERNMENT AGENCY SECURITIES (CONTINUED)
$ 1,594,000  Government National Mortgage Assoc                                     6.88 % $   1,502,712
             01/15/29
  3,969,053  Government National Mortgage Assoc                                     6.90       3,745,675
             01/15/31
  4,977,033  Government National Mortgage Assoc                                     7.00       4,730,321
             04/20/26
  1,951,638  Government National Mortgage Assoc                                     7.00       1,862,838
             05/15/26
  4,994,863  Government National Mortgage Assoc                                     7.00       4,747,268
             02/20/27
  9,756,684  Government National Mortgage Assoc                                     7.00       9,258,347
             01/15/29
  1,292,851  Government National Mortgage Assoc                                     7.00       1,227,510
             02/15/29
  3,292,474  Government National Mortgage Assoc                                     7.13       3,147,408
             01/15/29
  4,637,533  Government National Mortgage Assoc                                     7.50       4,543,298
             10/15/25
  1,373,689  Government National Mortgage Assoc                                     7.50       1,338,907
             06/15/25
  1,020,263  Government National Mortgage Assoc                                     8.00       1,032,496
             05/15/22
  6,712,893  Government National Mortgage Assoc                                     8.00       6,764,045
             08/15/24
  6,629,306  Government National Mortgage Assoc                                     8.00       6,629,306
             02/20/27
  4,119,539  Government National Mortgage Assoc                                     8.43       4,228,130
             08/01/27
  2,035,630  Government National Mortgage Assoc                                     8.50       2,106,470
             07/15/22
    474,014  Government National Mortgage Assoc                                     8.50         483,845
             06/20/25
  4,583,449  Government National Mortgage Assoc                                     8.50       4,708,577
             07/15/25
  4,265,158  Government National Mortgage Assoc                                     8.50       4,381,597
             10/15/25

                                                           ---------------------

GINNIE MAE FUND

                                                                               INTEREST
 PRINCIPAL   SECURITY NAME                                                       RATE          VALUE
             U.S. GOVERNMENT AGENCY SECURITIES (CONTINUED)
$ 1,014,248  Government National Mortgage Assoc                                     8.50 % $   1,035,284
             11/20/25
  2,644,476  Government National Mortgage Assoc                                     8.50       2,697,233
             03/15/27
  2,190,225  Government National Mortgage Assoc                                     8.50       2,233,920
             04/15/27
  4,033,066  Government National Mortgage Assoc                                     8.75       4,119,212
             01/15/28
    636,497  Government National Mortgage Assoc                                     9.00         661,753
             09/20/16
    318,670  Government National Mortgage Assoc                                     9.00         331,315
             07/20/17
    190,038  Government National Mortgage Assoc                                     9.00         197,579
             04/20/19
    150,507  Government National Mortgage Assoc                                     9.00         156,479
             04/20/21
  4,894,673  Government National Mortgage Assoc                                     9.00       5,186,640
             06/15/21
    658,201  Government National Mortgage Assoc                                     9.00         689,242
             07/20/22
     44,054  Government National Mortgage Assoc                                     9.50          47,220
             05/20/17
    271,054  Government National Mortgage Assoc                                     9.50         290,196
             08/20/19
  1,085,621  Government National Mortgage Assoc                                     9.50       1,162,288
             10/20/19
    147,773  Government National Mortgage Assoc                                     9.50         158,024
             03/20/21
     32,255  Government National Mortgage Assoc                                    10.00          35,445
             01/15/19
      2,934  Government National Mortgage Assoc                                    12.00           3,072
             01/20/99
      7,686  Government National Mortgage Assoc                                    12.00           8,049
             04/20/99
    911,807  Government National Mortgage Assoc II                                  8.00         911,807
             11/20/25

------------------------
18

                                                                 GINNIE MAE FUND

                                                                               INTEREST
 PRINCIPAL   SECURITY NAME                                                       RATE          VALUE
             U.S. GOVERNMENT AGENCY SECURITIES (CONTINUED)
$   111,347  Government National Mortgage Assoc II                                  8.00 % $     111,986
             02/20/23
    488,625  Government National Mortgage Assoc II                                  8.00         491,430
             03/20/23
  2,320,690  Government National Mortgage Assoc II                                  8.00       2,323,127
             06/20/26
  1,109,628  Government National Mortgage Assoc II                                  8.00       1,110,793
             07/20/26
  1,983,035  Government National Mortgage Assoc II                                  8.00       1,983,035
             09/20/26
  4,985,882  Government National Mortgage Assoc II                                  8.00       4,991,117
             01/20/27
    172,279  Government National Mortgage Assoc II                                  8.50         175,852
             07/20/25
    508,806  Government National Mortgage Assoc II                                  8.50         519,359
             05/20/26
  1,779,681  Government National Mortgage Assoc II                                  8.50       1,816,592
             06/20/26
  7,850,090  Government National Mortgage Assoc II                                  8.50       8,012,901
             07/20/26
      3,744  Government National Mortgage Assoc II                                 10.00           4,068
             12/20/13
    154,977  Government National Mortgage Assoc II                                 10.00         168,406
             07/20/14
     39,154  Government National Mortgage Assoc II                                 10.00          42,567
             02/20/16
     39,734  Government National Mortgage Assoc II                                 10.00          43,124
             07/20/20
    301,135  Government National Mortgage Assoc II                                 10.00         326,825
             08/20/20
    390,944  Government National Mortgage Assoc II                                 10.00         424,295
             09/20/20
    320,208  Government National Mortgage Assoc II                                 10.00         347,525
             12/20/20
    314,096  Government National Mortgage Assoc II                                 10.00         340,892
             01/20/21

                                                           ---------------------

GINNIE MAE FUND

                                                                               INTEREST
 PRINCIPAL   SECURITY NAME                                                       RATE          VALUE
             U.S. GOVERNMENT AGENCY SECURITIES (CONTINUED)
$ 1,847,625  Government National Mortgage Assoc II                                 10.00 % $   2,005,246
             03/20/21
  1,305,179  Government National Mortgage Assoc II                                 10.00       1,416,524
             05/20/21
     82,922  Government National Mortgage Assoc II                                 10.00          89,996
             06/20/22
  1,146,139  Government National Mortgage Assoc II                                 11.00       1,288,249
             08/20/19
    404,119  Government National Mortgage Assoc II                                 11.00         453,830
             06/20/20
    332,900  Government National Mortgage Assoc II                                 11.00         374,176
             08/20/20
                                                                                           --------------
                                                                                           $ 123,198,579
             TOTAL U.S. GOVERNMENT AGENCY SECURITIES                                       $ 148,760,867
             (Cost $151,894,253)

             U.S. TREASURY SECURITIES - 8.26%
             U.S. TREASURY BILLS - 5.84%
$10,000,000  U.S. Treasury Bills                                                    5.60  (F) $   9,516,900
             02/05/98

             U.S. TREASURY NOTES - 2.42%
$ 4,000,000  U.S. Treasury Notes                                                    5.88 % $   3,933,758
             11/15/99
                                                                                           --------------
             TOTAL U.S. TREASURY SECURITIES                                                $  13,450,658
             (Cost $13,528,090)

------------------------
20

                                                                 GINNIE MAE FUND

                                                                               INTEREST
 PRINCIPAL   SECURITY NAME                                                       RATE          VALUE
             SHORT-TERM INSTRUMENTS - 0.52%
             REPURCHASE AGREEMENTS - 0.52%
$   839,000  Goldman Sachs Pooled Repurchase Agreement - 102%
               Collateralized by U.S. Government Securities                         6.50 % $     839,000
             04/01/97
             (Cost $839,000)

             TOTAL INVESTMENTS IN SECURITIES

              (Cost $166,261,343)* (Notes 1 and 3)                    100.16%               $  163,050,525
              Other Assets and Liabilities, Net                        (0.16)                     (257,880)
                                                                      ------                --------------
              TOTAL NET ASSETS                                        100.00%               $  162,792,645
                                                                      ------                --------------
                                                                      ------                --------------
----------------------------------------------------------------------------------------------------------

(F)  YIELD TO MATURITY.
  * COST FOR FEDERAL INCOME TAX PURPOSES IS THE SAME AS FOR FINANCIAL STATEMENT PURPOSES AND NET UNREALIZED DEPRECIATION CONSISTS OF:

Gross Unrealized Appreciation   $    161,726
Gross Unrealized Depreciation     (3,372,544)
                                ------------
NET UNREALIZED DEPRECIATION     $ (3,210,818)
                                ------------
                                ------------

The accompanying notes are an integral part of these financial statements.

                                                           ---------------------

                                                          INTERMEDIATE BOND FUND
-------------------------------------------------
PORTFOLIO OF INVESTMENTS  - MARCH 31, 1997

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             CORPORATE BONDS & NOTES - 51.16%
             BANK & FINANCE - 29.31%
$   500,000  First Chicago NBD Bancorp                            8.10 %        03/01/02   $     518,125
  1,000,000  Ford Capital BV                                      9.13          05/01/98       1,029,100
  1,000,000  Ford Motor Credit Co                                 7.50          06/15/04       1,008,750
  1,000,000  General Motors Acceptance Corp                       6.88          07/15/01         987,500
    500,000  General Motors Acceptance Corp                       7.75          04/15/97         500,460
    500,000  ITT Hartford Group Inc                               8.20          10/15/98         512,070
  1,000,000  Midland Bank Plc                                     7.63          06/15/06       1,002,500
  1,000,000  NationsBank Corp                                     6.88          02/15/05         967,500
  1,750,000  Norwest Corp                                         7.13          04/01/00       1,760,938
  2,000,000  Sears Roebuck Acceptance Corp                        5.82          12/07/98       1,979,700
  1,000,000  Smith Barney Holdings                                6.50          10/15/02         966,250
  1,000,000  Standard Credit Card Master Credit                   8.35          01/07/00       1,022,790
  1,000,000  Travelers Inc                                        6.75          04/15/01         988,980
                                                                                           --------------
                                                                                           $  13,244,663

             FOREIGN CORPORATE BONDS - 6.45%
$ 1,500,000  Ontario, Province of                                 7.38 %        01/27/03   $   1,515,000
  1,500,000  Quebec, Province of                                  6.50          01/17/06       1,400,625
                                                                                           --------------
                                                                                           $   2,915,625

             INDUSTRIALS - 9.96%
$ 1,150,000  Disney (Walt) Co                                     6.75 %        03/30/06   $   1,104,000
    400,000  International Business Machines Corp                 7.50          06/15/13         397,500
  1,000,000  Pepsico Inc                                          7.63          11/01/98       1,014,820
  2,000,000  Philip Morris Co                                     7.25          09/15/01       1,985,000
                                                                                           --------------
                                                                                           $   4,501,320

------------------------
22

                                                          INTERMEDIATE BOND FUND

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             CORPORATE BONDS & NOTES (CONTINUED)
             UTILITIES - 5.44%
$   500,000  National Rural Utilities Cooperative Corp            9.50 %        05/15/97   $     501,907
  2,000,000  US West Capital Funding Inc                          7.30          01/15/07       1,954,998
                                                                                           --------------
                                                                                           $   2,456,905
             TOTAL CORPORATE BONDS & NOTES                                                 $  23,118,513
             (Cost $23,594,801)

             U.S. GOVERNMENT AGENCY SECURITIES - 13.72%
             FEDERAL HOME LOAN MORTGAGE CORPORATION - 0.24%
$   100,278  FHLMC #274688                                        9.00 %        07/01/16   $     105,527

             FEDERAL NATIONAL MORTGAGE ASSOCIATION - 1.47%
$   332,305  FNMA #050965                                         6.50 %        01/01/24   $     311,433
    373,277  FNMA #264440                                         6.00          12/01/08         354,804
                                                                                           --------------
                                                                                           $     666,237

             GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 12.01%
$    38,777  GNMA #122382                                        11.50 %        04/15/15   $      44,003
    178,413  GNMA #158583                                         9.00          09/20/16         188,499
     12,449  GNMA #163047                                         9.00          09/15/16          13,247
    163,199  GNMA #1740                                           9.00          10/20/21         171,608
    136,021  GNMA #1740                                           9.00          12/20/21         142,436
    122,551  GNMA #188769                                         9.00          02/15/17         130,474
     36,709  GNMA #197650                                         9.00          08/15/21          38,898
     20,516  GNMA #201783                                         9.00          02/15/17          21,843
    132,531  GNMA #258377                                        10.00          08/15/18         145,701
    135,403  GNMA #262027                                        10.00          08/15/18         148,858
      7,630  GNMA #264106                                         9.00          11/15/18           8,114
     96,922  GNMA #302683                                         9.00          03/15/21         102,703
    266,418  GNMA #305078                                         9.00          04/15/21         282,310
  1,278,364  GNMA #336930                                         7.50          03/15/23       1,260,339
    492,867  GNMA #339486                                         7.50          04/15/23         485,917
    210,602  GNMA #389023                                         8.50          11/15/22         217,931
  1,460,321  GNMA #417389                                         7.00          05/15/26       1,393,876

                                                           ---------------------

INTERMEDIATE BOND FUND

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             U.S. GOVERNMENT AGENCY SECURITIES (CONTINUED)
$   260,074  GNMA #57247                                          9.50 %        05/20/16   $     278,926
    342,973  GNMA #8552                                           6.87          11/20/24         350,155
                                                                                           --------------
                                                                                           $   5,425,838
             TOTAL U.S. GOVERNMENT AGENCY SECURITIES                                       $   6,197,602
             (Cost $6,278,148)

             U.S. TREASURY SECURITIES - 30.19%
             U.S. TREASURY NOTES - 30.19%
$   800,000  U.S. Treasury Notes                                  6.13 %        05/31/97   $     800,496
  1,400,000  U.S. Treasury Notes                                  6.25          02/15/03       1,361,934
  3,250,000  U.S. Treasury Notes                                  6.75          06/30/99       3,266,770
  2,250,000  U.S. Treasury Notes                                  6.75          04/30/00       2,257,020
  2,000,000  U.S. Treasury Notes                                  7.88          11/15/04       2,112,180
  3,750,000  U.S. Treasury Notes                                  8.25          07/15/98       3,841,388
                                                                                           --------------
             TOTAL U.S. TREASURY SECURITIES                                                $  13,639,788
             (Cost $13,901,529)

             SHORT-TERM INSTRUMENTS - 4.30%
             REPURCHASE AGREEMENTS - 4.30%
$ 1,943,000  Goldman Sachs Pooled Repurchase Agreement -
               102% Collateralized by U.S. Government
               Securities                                         6.50 %        04/01/97   $   1,943,000
             (Cost $1,943,000)

------------------------
24

                                                          INTERMEDIATE BOND FUND

             TOTAL INVESTMENTS IN SECURITIES

              (Cost $45,717,478)* (Notes 1 and 3)                      99.37%               $   44,898,903
              Other Assets and Liabilities, Net                         0.63                       285,984
                                                                      ------                --------------
              TOTAL NET ASSETS                                        100.00%               $   45,184,887
                                                                      ------                --------------
                                                                      ------                --------------
----------------------------------------------------------------------------------------------------------

  * COST FOR FEDERAL INCOME TAX PURPOSES IS THE SAME AS FOR FINANCIAL STATEMENT PURPOSES AND NET UNREALIZED DEPRECIATION CONSISTS OF:

Gross Unrealized Appreciation   $    102,077
Gross Unrealized Depreciation       (920,652)
                                ------------
NET UNREALIZED DEPRECIATION     $   (818,575)
                                ------------
                                ------------

The accompanying notes are an integral part of these financial statements.

                                                           ---------------------

SHORT-INTERMEDIATE U.S. GOVERNMENT INCOME FUND
-------------------------------------------------
PORTFOLIO OF INVESTMENTS  - MARCH 31, 1997

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             CORPORATE BONDS & NOTES - 29.92%
             BANK & FINANCE - 7.21%
$ 5,000,000  First Bank Corp                                      6.40 %        02/15/03   $   4,871,875
  2,000,000  Household Finance Co                                 6.88          03/01/07       1,915,000
                                                                                           --------------
                                                                                           $   6,786,875

             INTERNATIONAL AGENCIES - 2.65%
$ 2,500,000  European Investment Bank                             7.13 %        09/18/06   $   2,496,875

             MISCELLANEOUS BONDS - 14.60%
$ 5,000,000  Anheuser-Busch Co                                    6.75 %        08/01/03   $   4,881,250
  4,000,000  Honeywell Inc                                        6.75          03/15/02       3,930,000
  5,000,000  McKesson Corp++                                      6.88          03/01/02       4,925,000
                                                                                           --------------
                                                                                           $  13,736,250

             UTILITIES - 5.46%
$ 5,000,000  Pacific Gas & Electric Co                            7.88 %        03/01/02   $   5,131,250
                                                                                           --------------
             TOTAL CORPORATE BONDS & NOTES                                                 $  28,151,250
             (Cost $28,701,450)

             U.S. GOVERNMENT AGENCY SECURITIES - 36.56%
             FEDERAL AGENCY - OTHER - 3.71%
$ 1,500,000  Federal Home Loan Mortgage Corp                      7.13 %        07/21/99   $   1,518,600
  2,000,000  Tennessee Valley Authority                           6.50          08/20/01       1,967,500
                                                                                           --------------
                                                                                           $   3,486,100

             FEDERAL HOME LOAN BANKS - 4.19%
$ 1,030,000  FHLB                                                 8.45 %        07/26/99   $   1,071,324
  2,760,000  FHLB                                                 8.60          06/25/99       2,875,285
                                                                                           --------------
                                                                                           $   3,946,609

------------------------
26

                                  SHORT-INTERMEDIATE U.S. GOVERNMENT INCOME FUND

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             U.S. GOVERNMENT AGENCY SECURITIES (CONTINUED)
             FEDERAL HOME LOAN MORTGAGE CORPORATION - 2.21%
$   157,671  FHLMC # 546103                                      10.50 %        08/01/19   $     170,245
     37,443  FHLMC #189194                                        8.75          08/01/08          38,835
    100,674  FHLMC #22-0009                                       8.25          08/01/01         102,309
    257,066  FHLMC #291786                                        8.50          01/01/09         264,711
  1,218,235  FHLMC #536534                                        9.00          07/01/17       1,277,623
    221,907  FHLMC #544269                                        8.00          11/01/08         223,294
                                                                                           --------------
                                                                                           $   2,077,017

             FEDERAL NATIONAL MORTGAGE ASSOCIATION - 18.67%
$ 2,000,000  FNMA MTN                                             6.69 %        08/07/01   $   1,980,940
  2,455,000  FNMA MTN                                             7.30          04/17/00       2,462,291
  1,999,989  FNMA MTN                                             7.36          09/29/99       2,006,869
  5,000,000  FNMA Global                                          8.50          02/01/05       5,192,750
    321,790  FNMA #2783                                           8.75          03/01/07         333,053
  3,562,529  FNMA #50761                                          6.00          07/01/08       3,349,882
     45,377  FNMA #68853                                          6.50          11/01/98          42,144
     26,347  FNMA #75336                                          9.50          02/01/09          28,245
    180,325  FNMA #83785                                          8.00          08/01/18         183,895
  2,000,000  FNMA Global                                          6.85          05/26/00       1,988,120
                                                                                           --------------
                                                                                           $  17,568,189

             GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 7.68%
$ 1,761,911  GNMA #402844                                         9.00 %        12/15/24   $   1,845,038
  1,573,973  GNMA #403934                                         9.00          08/15/24       1,653,758
  1,559,670  GNMA #418261                                         6.50          04/15/26       1,443,178
    440,152  GNMA #423225                                         6.50          04/15/26         407,885
  1,961,479  GNMA #423779                                         7.00          05/15/26       1,870,761
                                                                                           --------------
                                                                                           $   7,220,620

             REAL ESTATE MORTGAGE INVESTMENT CONDUITS - 0.10%
$    87,203  FNMA 1993-G19                                        7.00 %        04/25/23   $      91,018
                                                                                           --------------
             TOTAL U.S. GOVERNMENT AGENCY SECURITIES                                       $  34,389,553
             (Cost $35,062,190)

                                                           ---------------------

SHORT-INTERMEDIATE U.S. GOVERNMENT INCOME FUND

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             U.S. TREASURY SECURITIES - 22.28%
             U.S. TREASURY BONDS - 4.37%
$ 1,000,000  U.S. Treasury Bonds                                  6.25 %        05/31/00   $     988,750
  1,250,000  U.S. Treasury Bonds                                  6.25          08/15/23       1,107,613
  2,000,000  U.S. Treasury Bonds                                  7.25          05/15/16       2,009,060
                                                                                           --------------
                                                                                           $   4,105,423

             U.S. TREASURY NOTES - 17.91%
$ 2,000,000  U.S. Treasury Notes                                  5.75 %        08/15/03   $   1,887,820
  3,250,000  U.S. Treasury Notes                                  6.13          03/31/98       3,251,527
  1,000,000  U.S. Treasury Notes                                  6.13          09/30/00         982,810
  1,000,000  U.S. Treasury Notes                                  6.38          07/15/99         997,500
  2,500,000  U.S. Treasury Notes                                  7.13          09/30/99       2,533,200
  3,700,000  U.S. Treasury Notes                                  8.00          08/15/99       3,816,439
  3,300,000  U.S. Treasury Notes                                  8.25          07/15/98       3,380,421
                                                                                           --------------
                                                                                           $  16,849,717
             TOTAL U.S. TREASURY SECURITIES                                                $  20,955,140
             (Cost $21,400,239)

             SHORT-TERM INSTRUMENTS - 10.43%
             SHORT-TERM FEDERAL AGENCIES - 6.38%
$ 6,000,000  Student Loan Marketing Association                   5.84 %        01/25/10   $   6,005,625

             REPURCHASE AGREEMENTS - 4.05%
$ 1,211,000  Goldman Sachs Pooled Repurchase Agreement -
               102% Collateralized by U.S. Government
               Securities                                         6.50 %        04/01/97   $   1,211,000
  2,600,000  JP Morgan Securities Inc Repurchase Agreement -
               102% Collateralized by U.S. Government
               Securities                                         6.30          04/01/97       2,600,000
                                                                                           --------------
                                                                                           $   3,811,000
             TOTAL SHORT-TERM INSTRUMENTS                                                  $   9,816,625
             (Cost $9,811,000)

------------------------
28

                                  SHORT-INTERMEDIATE U.S. GOVERNMENT INCOME FUND

             TOTAL INVESTMENTS IN SECURITIES

              (Cost $94,931,500)* (Notes 1 and 3)                      99.19%               $   93,312,568
              Other Assets and Liabilities, Net                         0.81                       757,941
                                                                      ------                --------------
              TOTAL NET ASSETS                                        100.00%               $   94,070,509
                                                                      ------                --------------
                                                                      ------                --------------
----------------------------------------------------------------------------------------------------------

 ++ THESE SECURITIES ARE NOT REGISTERED UNDER THE SECURITIES ACT OF 1933. RULE 144A UNDER THAT ACT PERMITS THESE SECURITIES TO BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION TO QUALIFIED INSTITUTIONAL BUYERS. THESE SECURITIES WERE DEEMED LIQUID BY THE INVESTMENT ADVISER IN ACCORDANCE WITH PROCEDURES APPROVED BY THE FUND'S BOARD OF DIRECTORS.
  * COST FOR FEDERAL INCOME TAX PURPOSES IS THE SAME AS FOR FINANCIAL STATEMENT PURPOSES AND NET UNREALIZED DEPRECIATION CONSISTS OF:

Gross Unrealized Appreciation   $    172,727
Gross Unrealized Depreciation     (1,791,659)
                                ------------
NET UNREALIZED DEPRECIATION     $ (1,618,932)
                                ------------
                                ------------

The accompanying notes are an integral part of these financial statements.

                                                           ---------------------

THIS PAGE IS INTENTIONALLY LEFT BLANK --

------------------------
30

                              STATEMENT OF ASSETS & LIABILITIES - MARCH 31, 1997

                                                                                    SHORT-
                                                                              INTERMEDIATE
                                                   GINNIE                             U.S.
                                                      MAE     INTERMEDIATE      GOVERNMENT
                                                     FUND       BOND FUND      INCOME FUND
------------------------------------------------------------------------------------------
ASSETS
INVESTMENTS:
  In securities, at market value (see
    cost below)                              $163,050,525     $44,898,903     $ 93,312,568
  Cash                                             12,850           1,205          263,703
Receivables:
  Interest                                      1,162,112         591,215        1,245,060
  Fund shares sold                                 36,000           2,000          144,647
  Investment securities sold                            0             986           31,214
Organization expenses net of
  amortization                                      8,115               0           15,240
Prepaid expenses                                   15,839          12,809                0
TOTAL ASSETS                                  164,285,441      45,507,118       95,012,432
LIABILITIES
Payables:
  Distribution to shareholders                    848,709         234,735          550,193
  Fund shares redeemed                              6,000               0            2,682
  Due to sponsor and distributor (Note
    2)                                            220,143           6,782           21,074
  Due to adviser (Note 2)                         345,185          54,082          119,729
  Other                                            72,759          26,632          248,245
TOTAL LIABILITIES                               1,492,796         322,231          941,923
TOTAL NET ASSETS                             $162,792,645     $45,184,887     $ 94,070,509
NET ASSETS CONSIST OF:
  Paid-in capital                            $183,230,538     $47,945,477     $109,627,636
  Undistributed net investment income             123,599               0                0
  Undistributed net realized gain (loss)
    on investments                            (17,350,674)     (1,942,015)     (13,938,195)
  Net unrealized appreciation
    (depreciation) of investments              (3,210,818)       (818,575)      (1,618,932)
TOTAL NET ASSETS                             $162,792,645     $45,184,887     $ 94,070,509
COMPUTATION OF NET ASSET VALUE AND
 OFFERING PRICE PER SHARE
Net assets - Class A                         $132,458,677     $ 2,124,629     $ 33,920,220
Shares outstanding - Class A                   12,573,870         148,797        3,520,001
Net asset value - Class A                    $      10.53     $     14.28     $       9.64
Maximum offering price per share - Class
  A                                          $      11.03(1)        14.95(1)          9.94(2)
Net Assets - Class B                         $ 22,471,254     $   674,586              N/A
Shares outstanding - Class B                    2,167,690          68,050              N/A
Net asset value and offering price per
  share - Class B                            $      10.37     $      9.91              N/A
Net Assets - Institutional Class             $  7,862,714     $42,385,672     $ 60,150,289
Shares outstanding - Institutional Class          516,882       2,965,069        6,363,243
Net asset value and offering price per
  share - Institutional Class                $      15.21     $     14.30     $       9.45
INVESTMENT AT COST (NOTE 3)                  $166,261,343     $45,717,478     $ 94,931,500
------------------------------------------------------------------------------------------

(1) MAXIMUM OFFERING PRICE IS COMPUTED AS 100/95.5 OF NET ASSET VALUE. ON INVESTMENTS OF $50,000 OR MORE THE OFFERING PRICE IS REDUCED.
(2) MAXIMUM OFFERING PRICE IS COMPUTED AS 100/97 OF NET ASSET VALUE. ON INVESTMENTS OF $100,000 OR MORE THE OFFERING PRICE IS REDUCED.

The accompanying notes are an integral part of these financial statements.

                                                           ---------------------

STATEMENTS OF OPERATIONS

                                                         GINNIE MAE FUND
                                             ---------------------------
                                                                 FOR THE
                                             FOR THE SIX            NINE
                                                  MONTHS          MONTHS
                                                   ENDED           ENDED
                                               MARCH 31,       SEPT. 30,
                                                    1997            1996
------------------------------------------------------------------------
INVESTMENT INCOME
  Interest                                   $ 6,725,529     $10,456,487
TOTAL INVESTMENT INCOME                        6,725,529      10,456,487
EXPENSES (NOTE 2)
  Advisory fees                                  430,170         679,123
  Administration fees                             32,158          40,747
  Custody fees                                    37,272          57,198
  Shareholder servicing fees                     256,022         408,550
  Portfolio accounting fees                       47,830          73,246
  Transfer agency fees                           117,869         180,825
  Distribution fees                              112,777         159,519
  Amortization of organization expenses            1,345           2,027
  Legal and audit fees                            22,769          44,323
  Registration fees                               31,091          35,771
  Directors' fees                                  2,490           3,751
  Shareholder reports                             19,918          15,747
  Other                                           16,958          25,958
TOTAL EXPENSES                                 1,128,669       1,726,785
Less:
  Waived fees and reimbursed expenses           (355,083)       (504,824)
Net Expenses                                     773,586       1,221,961
NET INVESTMENT INCOME                          5,951,943       9,234,526

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS
  Net realized gain (loss) on sale of
    investments                                  (52,174)     (4,952,031)
  Net change in unrealized appreciation
    (depreciation) of investments             (1,380,148)     (3,717,687)
NET GAIN (LOSS) ON INVESTMENTS                (1,432,322)     (8,669,718)
NET INCREASE IN NET ASSETS RESULTING
FROM
 OPERATIONS                                  $ 4,519,621     $   564,808
------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

---------------------
32

                                                        STATEMENTS OF OPERATIONS

                                                  INTERMEDIATE BOND FUND     SHORT-INTERMEDIATE U.S. GOVERNMENT
                                             ---------------------------                            INCOME FUND
                                                FOR THE                      ----------------------------------
                                                    SIX                      FOR THE SIX
                                                 MONTHS          FOR THE          MONTHS
                                                  ENDED       YEAR ENDED           ENDED           FOR THE NINE
                                              MARCH 31,        SEPT. 30,       MARCH 31,           MONTHS ENDED
                                                   1997             1996            1997         SEPT. 30, 1996
---------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
  Interest                                   $1,602,294     $  3,485,020     $ 3,917,078     $        2,694,664
TOTAL INVESTMENT INCOME                       1,602,294        3,485,020       3,917,078              2,694,664
EXPENSES (NOTE 2)
  Advisory fees                                 113,284          267,478         255,764                213,467
  Administration fees                            12,053           77,363          19,910                 12,808
  Custody fees                                    3,784           11,899          12,028                 12,371
  Shareholder servicing fees                     56,640            7,201         136,888                125,862
  Portfolio accounting fees                      27,867           36,524          40,852                 45,550
  Transfer agency fees                           15,468           17,338          22,401                 17,967
  Distribution fees                               1,346                0           9,008                 19,128
  Amortization of organization expenses               0            1,823           3,585                  5,390
  Legal and audit fees                           16,799           17,769          12,465                 19,080
  Registration fees                               7,803           13,220           6,781                    748
  Directors' fees                                 2,299            5,932             498                    748
  Shareholder reports                            10,400           23,698          14,938                 22,460
  Other                                          12,528            8,794           3,791                  6,802
TOTAL EXPENSES                                  280,271          489,039         538,909                502,381
Less:
  Waived fees and reimbursed expenses          (108,985)         (95,265)       (196,516)              (183,291)
Net Expenses                                    171,286          393,774         342,393                319,090
NET INVESTMENT INCOME                         1,431,008        3,091,246       3,574,685              2,375,574

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS
  Net realized gain (loss) on sale of
    investments                                  60,556          188,764         510,730             (1,001,781)
  Net change in unrealized appreciation
    (depreciation) of investments              (726,922)        (997,909)     (1,294,254)               438,931
NET GAIN (LOSS) ON INVESTMENTS                 (666,366)        (809,145)       (783,524)              (562,850)
NET INCREASE IN NET ASSETS RESULTING
FROM
 OPERATIONS                                  $  764,642     $  2,282,101     $ 2,791,161     $        1,812,724
---------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                                           ---------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                            GINNIE MAE FUND
                                             ----------------------------------------------
                                              FOR THE SIX     FOR THE NINE          FOR THE
                                             MONTHS ENDED     MONTHS ENDED       YEAR ENDED
                                                MARCH 31,        SEPT. 30,         DEC. 31,
                                                     1997         1996 (1)             1995
-------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
  Net investment income                      $  5,951,943     $  9,234,526     $ 11,884,440
  Net realized gain (loss) on sale of
    investments                                   (52,174)      (4,952,031)       1,935,107
  Net change in unrealized appreciation
    (depreciation) of investments              (1,380,148)      (3,717,687)      13,236,756
NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS                                 4,519,621          564,808       27,056,303
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
  CLASS A                                      (3,998,499)      (8,324,322)     (11,629,261)
  CLASS B                                        (588,420)        (874,966)        (255,179)
  INSTITUTIONAL CLASS                            (266,242)         (35,238)               0
In excess of net investment income
  CLASS A                                               0                0                0
  CLASS B                                               0                0                0
  INSTITUTIONAL CLASS                                   0                0                0
Tax return of capital
  CLASS A                                        (864,500)               0                0
  CLASS B                                         (96,738)               0                0
  INSTITUTIONAL CLASS                             (13,945)               0                0
CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold - Class A           3,722,018       43,434,133       24,703,217
  Reinvestment of dividends - Class A           2,944,260        5,182,118        6,911,844
  Cost of shares redeemed - Class A           (20,900,019)     (59,192,126)     (51,605,131)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CAPITAL SHARE
TRANSACTIONS - CLASS A                        (14,233,741)     (10,575,875)     (19,990,070)
  Proceeds from shares sold - Class B           3,554,370       12,897,534       12,424,092
  Reinvestment of dividends - Class B             274,104          312,213           69,456
  Cost of shares redeemed - Class B            (2,284,636)      (3,423,143)        (579,027)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CAPITAL SHARE
TRANSACTIONS - CLASS B                          1,543,838        9,786,604       11,914,521
  Proceeds from shares sold -
    Institutional Class                         1,265,845        7,655,410                0
  Reinvestment of dividends -
    Institutional Class                            84,375              336                0
  Cost of shares redeemed -
    Institutional Class                          (792,921)        (347,432)               0
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CAPITAL SHARE
TRANSACTIONS - INSTITUTIONAL CLASS                557,299        7,308,314                0
INCREASE (DECREASE) IN NET ASSETS             (13,441,327)      (2,150,675)       7,096,314

NET ASSETS:
  Beginning net assets                        176,233,972      178,384,647      171,288,333
  ENDING NET ASSETS                          $162,792,645     $176,233,972     $178,384,647
-------------------------------------------------------------------------------------------

(1) "PROCEEDS FROM SHARES SOLD" INCLUDES $15,024,237 FOR CLASS A AND $6,990,045 FOR THE INSTITUTIONAL CLASS, AS A RESULT OF THE PACIFICA INTERMEDIATE GOVERNMENT BOND FUND MERGER. SEE NOTE 1.
(2) "PROCEEDS FROM SHARES SOLD" INCLUDES $19,442,019 FOR CLASS A AND $74,056,852 FOR THE INSTITUTIONAL CLASS, AS A RESULT OF THE PACIFICA SHORT-TERM GOVERNMENT BOND FUND AND PACIFICA GOVERNMENT INCOME FUND MERGERS. SEE NOTE 1.

The accompanying notes are an integral part of these financial statements.

---------------------
34

                                             STATEMENTS OF CHANGES IN NET ASSETS

                                                                              INTERMEDIATE BOND FUND
                                          ----------------------------------------------------------
                                                                          FOR THE FOUR
                                             FOR THE SIX         FOR THE  MONTHS ENDED       FOR THE
                                            MONTHS ENDED      YEAR ENDED     SEPT. 30,    YEAR ENDED
                                          MARCH 31, 1997  SEPT. 30, 1996          1995  MAY 31, 1995
----------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
  Net investment income                   $    1,431,008  $    3,091,246  $  1,127,598  $  3,508,106
  Net realized gain (loss) on sale of
    investments                                   60,556         188,764       364,287    (1,412,557)
  Net change in unrealized appreciation
    (depreciation) of investments               (726,922)       (997,909)     (382,517)    3,149,425
NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS                                  764,642       2,282,101     1,109,368     5,244,974
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
  CLASS A                                        (67,863)       (397,829)   (1,127,598)   (3,508,106)
  CLASS B                                         (6,096)              0             0             0
  INSTITUTIONAL CLASS                         (1,357,049)     (2,693,417)            0             0
In excess of net investment income
  CLASS A                                              0               0       (27,612)     (250,840)
  CLASS B                                              0               0             0             0
  INSTITUTIONAL CLASS                                  0               0             0             0
Tax return of capital
  CLASS A                                              0          (2,213)            0             0
  CLASS B                                              0               0             0             0
  INSTITUTIONAL CLASS                                  0         (40,503)            0             0
CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold - Class A            183,352         525,048     6,805,043    14,208,619
  Reinvestment of dividends - Class A             53,409         261,911       795,638     2,638,770
  Cost of shares redeemed - Class A             (561,269)    (54,206,729)   (8,013,618)  (20,445,306)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CAPITAL SHARE
TRANSACTIONS - CLASS A                          (324,508)    (53,419,770)     (412,937)   (3,597,917)
  Proceeds from shares sold - Class B            682,502              25             0             0
  Reinvestment of dividends - Class B              1,378               0             0             0
  Cost of shares redeemed - Class B                  (11)              0             0             0
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CAPITAL SHARE
TRANSACTIONS - CLASS B                           683,869              25             0             0
  Proceeds from shares sold -
    Institutional Class                        5,756,328      63,136,515             0             0
  Reinvestment of dividends -
    Institutional Class                          783,565       1,730,693             0             0
  Cost of shares redeemed -
    Institutional Class                       (7,876,571)    (19,395,503)            0             0
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CAPITAL SHARE
TRANSACTIONS - INSTITUTIONAL CLASS            (1,336,678)     45,471,705             0             0
INCREASE (DECREASE) IN NET ASSETS             (1,643,683)     (8,799,901)     (458,779)   (2,111,889)

NET ASSETS:
  Beginning net assets                        46,828,570      55,628,471    56,087,250    58,199,139
  ENDING NET ASSETS                       $   45,184,887  $   46,828,570  $ 55,628,471  $ 56,087,250
----------------------------------------------------------------------------------------------------


                                                SHORT-INTERMEDIATE U.S. GOVERNMENT INCOME FUND

                                          ----------------------------------------------------

                                                                                       FOR THE
                                             FOR THE SIX          FOR THE NINE      YEAR ENDED
                                            MONTHS ENDED          MONTHS ENDED        DEC. 31,
                                          MARCH 31, 1997    SEPT. 30, 1996 (2)            1995
----------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income                   $    3,574,685    $        2,375,574    $  1,175,223
  Net realized gain (loss) on sale of
    investments                                  510,730            (1,001,781)     (1,740,504)
  Net change in unrealized appreciation
    (depreciation) of investments             (1,294,254)              438,931       1,047,532
NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS                                2,791,161             1,812,724         482,251
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
  CLASS A                                     (1,249,906)           (2,125,952)     (1,175,223)
  CLASS B                                            N/A                   N/A             N/A
  INSTITUTIONAL CLASS                         (2,324,779)             (249,622)              0
In excess of net investment income
  CLASS A                                              0                     0               0
  CLASS B                                            N/A                   N/A             N/A
  INSTITUTIONAL CLASS                                  0                     0               0
Tax return of capital
  CLASS A                                              0                     0               0
  CLASS B                                            N/A                   N/A             N/A
  INSTITUTIONAL CLASS                                  0                     0               0
CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold - Class A          3,370,813            50,198,742      38,655,106
  Reinvestment of dividends - Class A            943,357             1,800,529         931,554
  Cost of shares redeemed - Class A           (7,567,949)          (53,286,609)    (10,567,251)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CAPITAL SHARE
TRANSACTIONS - CLASS A                        (3,253,779)           (1,287,338)     29,019,409
  Proceeds from shares sold - Class B                N/A                   N/A             N/A
  Reinvestment of dividends - Class B                N/A                   N/A             N/A
  Cost of shares redeemed - Class B                  N/A                   N/A             N/A
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CAPITAL SHARE
TRANSACTIONS - CLASS B                               N/A                   N/A             N/A
  Proceeds from shares sold -
    Institutional Class                        4,565,190            75,368,746               0
  Reinvestment of dividends -
    Institutional Class                          667,123                   934               0
  Cost of shares redeemed -
    Institutional Class                      (18,226,996)           (2,345,155)              0
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CAPITAL SHARE
TRANSACTIONS - INSTITUTIONAL CLASS           (12,994,683)           73,024,525               0
INCREASE (DECREASE) IN NET ASSETS            (17,031,986)           71,174,337      28,326,437
NET ASSETS:
  Beginning net assets                       111,102,495            39,928,158      11,601,721
  ENDING NET ASSETS                       $   94,070,509    $      111,102,495    $ 39,928,158
----------------------------------------------------------------------------------------------------

(1) "PROCEEDS FROM SHARES SOLD" INCLUDES $15,024,237 FOR CLASS A AND $6,990,045 FOR THE INSTITUTIONAL CLASS, AS A RESULT OF THE PACIFICA INTERMEDIATE GOVERNMENT BOND FUND MERGER. SEE NOTE 1.
(2) "PROCEEDS FROM SHARES SOLD" INCLUDES $19,442,019 FOR CLASS A AND $74,056,852 FOR THE INSTITUTIONAL CLASS, AS A RESULT OF THE PACIFICA SHORT-TERM GOVERNMENT BOND FUND AND PACIFICA GOVERNMENT INCOME FUND MERGERS. SEE NOTE 1.

The accompanying notes are an integral part of these financial statements.

                                                           ---------------------

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                                           GINNIE MAE FUND
                                                ------------------------------------------
                                                                                   CLASS A
                                                ------------------------------------------
                                                      SIX       NINE
                                                   MONTHS     MONTHS       YEAR       YEAR
                                                    ENDED      ENDED      ENDED      ENDED
                                                MARCH 31,  SEPT. 30,   DEC. 31,   DEC. 31,
                                                     1997   1996 (1)       1995       1994
------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $10.63     $11.15     $10.18     $11.31
                                                ---------  ---------  ---------  ---------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                       0.38       0.55       0.76       0.77
  Net realized and unrealized gain (loss) on
    investments                                     (0.11)     (0.52)      0.97      (1.13)
                                                ---------  ---------  ---------  ---------
TOTAL FROM INVESTMENT OPERATIONS                     0.27       0.03       1.73      (0.36)
LESS DISTRIBUTIONS:
  Dividends from net investment income              (0.31)     (0.55)     (0.76)     (0.77)
  Distributions from net realized gain               0.00       0.00       0.00       0.00
  Tax return of capital                             (0.06)      0.00       0.00       0.00
                                                ---------  ---------  ---------  ---------
TOTAL FROM DISTRIBUTIONS                            (0.37)     (0.55)     (0.76)     (0.77)
                                                ---------  ---------  ---------  ---------
NET ASSET VALUE, END OF PERIOD                     $10.53     $10.63     $11.15     $10.18
                                                ---------  ---------  ---------  ---------
                                                ---------  ---------  ---------  ---------
TOTAL RETURN (NOT ANNUALIZED)                       2.50%      0.36%     17.53%      (3.23)%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)               $132,459   $147,712   $166,157   $171,288
RATIOS TO AVERAGE NET ASSETS (ANNUALIZED):
  Ratio of expenses to average net assets           0.82%      0.83%      0.82%      0.73%
  Ratio of net investment income to average
    net assets                                      6.99%      6.85%      7.09%      7.20%
Portfolio turnover                                    72%       183%       118%        69%
------------------------------------------------------------------------------------------
Ratio of expenses to average net assets prior
  to waived fees and reimbursed expenses            1.22%      1.19%      1.15%      1.07%
Ratio of net investment income to average net
  assets prior to waived fees and reimbursed
  expenses                                          6.59%      6.49%      6.76%      6.86%
------------------------------------------------------------------------------------------

(1)  THE FUND CHANGED ITS FISCAL YEAR-END FROM DECEMBER 31 TO SEPTEMBER 30.
(2)  THE CLASS B SHARES COMMENCED OPERATIONS ON JANUARY 1, 1995.
(3)  THE INSTITUTIONAL CLASS SHARES COMMENCED OPERATIONS ON SEPTEMBER 6,
     1996.

The accompanying notes are an integral part of these financial statements.

---------------------
36

                                                            FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                                                  GINNIE MAE FUND (CONT.)
                              ---------------------------------------------------------------------------
                                                                            CLASS B   INSTITUTIONAL CLASS
                                   CLASS A (CONT.)  -------------------------------  --------------------
                              --------------------        SIX       NINE                   SIX
                                   YEAR       YEAR     MONTHS     MONTHS       YEAR     MONTHS     PERIOD
                                  ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                               DEC. 31,   DEC. 31,  MARCH 31,  SEPT. 30,   DEC. 31,  MARCH 31,  SEPT. 30,
                                   1993       1992       1997   1996 (1)   1995 (2)       1997   1996 (3)
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD                      $11.34     $11.42     $10.46     $10.97     $10.00     $15.34     $15.19
                              ---------  ---------  ---------  ---------  ---------  ---------  ---------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income
    (loss)                         0.83       0.83       0.34       0.49       0.66       0.54       0.08
  Net realized and
    unrealized gain (loss)
    on investments                (0.03)     (0.08)     (0.10)     (0.51)      0.97      (0.14)      0.15
                              ---------  ---------  ---------  ---------  ---------  ---------  ---------
TOTAL FROM INVESTMENT
  OPERATIONS                       0.80       0.75       0.24      (0.02)      1.63       0.40       0.23
LESS DISTRIBUTIONS:
  Dividends from net
    investment income             (0.83)     (0.83)     (0.28)     (0.49)     (0.66)     (0.50)     (0.08)
  Distributions from net
    realized gain                  0.00       0.00       0.00       0.00       0.00       0.00       0.00
  Tax return of capital            0.00       0.00      (0.05)      0.00       0.00      (0.03)      0.00
                              ---------  ---------  ---------  ---------  ---------  ---------  ---------
TOTAL FROM DISTRIBUTIONS          (0.83)     (0.83)     (0.33)     (0.49)     (0.66)     (0.53)     (0.08)
                              ---------  ---------  ---------  ---------  ---------  ---------  ---------
NET ASSET VALUE, END OF
  PERIOD                         $11.31     $11.34     $10.37     $10.46     $10.97     $15.21     $15.34
                              ---------  ---------  ---------  ---------  ---------  ---------  ---------
                              ---------  ---------  ---------  ---------  ---------  ---------  ---------
TOTAL RETURN (NOT
  ANNUALIZED)                     7.19%      6.86%      2.24%      (0.12)%    16.69%     2.62%      1.30%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
    (000s)                     $303,530   $184,692    $22,471    $21,141    $12,227     $7,863     $7,381
RATIOS TO AVERAGE NET ASSETS
  (ANNUALIZED):
  Ratio of expenses to
    average net assets            0.46%      0.46%      1.47%      1.48%      1.47%      0.77%      0.78%
  Ratio of net investment
    income to average net
    assets                        7.19%      7.93%      6.32%      6.16%      6.01%      7.05%      7.48%
Portfolio turnover                 121%        73%        72%       183%       118%        72%       183%
---------------------------------------------------------------------------------------------------------
Ratio of expenses to average
  net assets prior to waived
  fees and reimbursed
  expenses                        1.02%      1.26%      1.94%      1.93%      2.12%      1.17%      1.31%
Ratio of net investment
  income to average net
  assets prior to waived
  fees and reimbursed
  expenses                        6.63%      7.13%      5.85%      5.71%      5.36%      6.65%      6.95%
---------------------------------------------------------------------------------------------------------

(1)  THE FUND CHANGED ITS FISCAL YEAR-END FROM DECEMBER 31 TO SEPTEMBER 30.
(2)  THE CLASS B SHARES COMMENCED OPERATIONS ON JANUARY 1, 1995.
(3)  THE INSTITUTIONAL CLASS SHARES COMMENCED OPERATIONS ON SEPTEMBER 6,
     1996.

The accompanying notes are an integral part of these financial statements.

                                                           ---------------------

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                                INTERMEDIATE BOND FUND (1)
                                                ------------------------------------------
                                                             CLASS A               CLASS B
                                                --------------------  --------------------
                                                      SIX                   SIX
                                                   MONTHS       YEAR     MONTHS     PERIOD
                                                    ENDED      ENDED      ENDED      ENDED
                                                MARCH 31,  SEPT. 30,  MARCH 31,  SEPT. 30,
                                                     1997   1996 (2)       1997   1996 (3)
------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $14.50     $14.76     $10.07     $10.00
                                                ---------  ---------  ---------  ---------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                       0.46       0.87       0.23       0.00
  Net realized and unrealized gain (loss) on
    investments                                     (0.22)     (0.25)     (0.16)      0.07
                                                ---------  ---------  ---------  ---------
TOTAL FROM INVESTMENT OPERATIONS                     0.24       0.62       0.07       0.07
LESS DISTRIBUTIONS:
  Dividends from net investment income              (0.46)     (0.87)     (0.23)      0.00
  Distributions from net realized gain               0.00       0.00       0.00       0.00
  Tax return of capital                              0.00      (0.01)      0.00       0.00
                                                ---------  ---------  ---------  ---------
TOTAL FROM DISTRIBUTIONS                            (0.46)     (0.88)     (0.23)      0.00
                                                ---------  ---------  ---------  ---------
NET ASSET VALUE, END OF PERIOD                     $14.28     $14.50      $9.91     $10.07
                                                ---------  ---------  ---------  ---------
                                                ---------  ---------  ---------  ---------
TOTAL RETURN (NOT ANNUALIZED)                       1.61%      4.15%      0.66%      0.70%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                 $2,125     $2,481       $675         $0
RATIOS TO AVERAGE NET ASSETS (ANNUALIZED):
  Ratio of expenses to average net assets           0.80%      0.85%      1.50%      0.00%
  Ratio of net investment income to average
    net assets                                      6.29%      5.82%      5.54%      2.43%
Portfolio turnover                                    28%        96%        28%        96%
------------------------------------------------------------------------------------------
Ratio of expenses to average net assets prior
  to waived fees and reimbursed expenses            1.40%      1.11%      3.13%      0.00%
Ratio of net investment income to average net
  assets prior to waived fees and reimbursed
  expenses                                          5.69%      5.56%      3.91%      2.43%
------------------------------------------------------------------------------------------

(1) THE FUND OPERATED AS THE BONDS PLUS FUND OF WESTCORE TRUST AND WAS ADVISED BY FIRST INTERSTATE BANK OF OREGON, N.A. FROM ITS COMMENCEMENT OF OPERATIONS UNTIL IT WAS REORGANIZED AS A SERIES OF PACIFICA FUNDS TRUST ON OCTOBER 1, 1995, WHEN FIRST INTERSTATE CAPITAL MANAGEMENT, INC. (FICM) ASSUMED INVESTMENT ADVISORY RESPONSIBILITIES. THE FUND OPERATED AS A SERIES OF PACIFICA FUNDS TRUST UNTIL IT WAS REORGANIZED AS A SERIES OF STAGECOACH FUNDS, INC. ON SEPTEMBER 6, 1996. IN CONJUNCTION WITH THE SEPTEMBER 6, 1996 REORGANIZATION, EXISTING INVESTOR SHARES WERE CONVERTED INTO CLASS A SHARES OF THE FUND. IN CONNECTION WITH THE MERGER OF FIRST INTERSTATE BANCORP INTO WELLS FARGO & CO. ON APRIL 1, 1996, FICM WAS RENAMED AS WELLS FARGO INVESTMENT MANAGEMENT, INC.
(2)  THE CLASS A SHARES COMMENCED OPERATIONS ON OCTOBER 1, 1995.
(3)  THE CLASS B SHARES COMMENCED OPERATIONS ON SEPTEMBER 6, 1996.
(4)  THE FUND CHANGED ITS FISCAL YEAR-END FROM MAY 31 TO SEPTEMBER 30.

The accompanying notes are an integral part of these financial statements.

---------------------
38

                                                            FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                                       INTERMEDIATE BOND FUND (1) (CONT.)
                              ---------------------------------------------------------------------------
                                                                                      INSTITUTIONAL CLASS
                              ---------------------------------------------------------------------------
                                    SIX                  FOUR
                                 MONTHS       YEAR     MONTHS       YEAR       YEAR       YEAR       YEAR
                                  ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                              MARCH 31,  SEPT. 30,  SEPT. 30,    MAY 31,    MAY 31,    MAY 31,    MAY 31,
                                   1997       1996   1995 (4)       1995       1994       1993       1992
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD                      $14.52     $14.76     $14.77     $14.36     $15.72     $15.69     $15.52
                              ---------  ---------  ---------  ---------  ---------  ---------  ---------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income
    (loss)                         0.46       0.85       0.30       0.91       0.99       1.17       1.14
  Net realized and
    unrealized gain (loss)
    on investments                (0.22)     (0.23)     (0.01)      0.47      (0.90)      0.40       0.65
                              ---------  ---------  ---------  ---------  ---------  ---------  ---------
TOTAL FROM INVESTMENT
  OPERATIONS                       0.24       0.62       0.29       1.38       0.09       1.57       1.79
LESS DISTRIBUTIONS:
  Dividends from net
    investment income             (0.46)     (0.85)     (0.30)     (0.97)     (0.85)     (1.04)     (1.41)
  Distributions from net
    realized gain                  0.00       0.00       0.00       0.00      (0.60)     (0.50)     (0.21)
  Tax return of capital            0.00      (0.01)      0.00       0.00       0.00       0.00       0.00
                              ---------  ---------  ---------  ---------  ---------  ---------  ---------
TOTAL FROM DISTRIBUTIONS          (0.46)     (0.86)     (0.30)     (0.97)     (1.45)     (1.54)     (1.62)
                              ---------  ---------  ---------  ---------  ---------  ---------  ---------
NET ASSET VALUE, END OF
  PERIOD                         $14.30     $14.52     $14.76     $14.77     $14.36     $15.72     $15.69
                              ---------  ---------  ---------  ---------  ---------  ---------  ---------
                              ---------  ---------  ---------  ---------  ---------  ---------  ---------
TOTAL RETURN (NOT
  ANNUALIZED)                     1.64%      4.19%    6.14%**     10.13%      0.35%     10.42%     11.96%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
    (000s)                      $42,386    $44,348    $55,628    $56,087    $58,199    $61,207    $54,203
RATIOS TO AVERAGE NET ASSETS
  (ANNUALIZED):
  Ratio of expenses to
    average net assets            0.75%      0.73%      0.89%      0.81%      0.79%      0.76%      0.68%
  Ratio of net investment
    income to average net
    assets                        6.32%      5.82%      5.94%      6.35%      5.33%      6.01%      7.14%
Portfolio turnover                  28%        96%        54%        76%       163%       146%       102%
---------------------------------------------------------------------------------------------------------
Ratio of expenses to average
  net assets prior to waived
  fees and reimbursed
  expenses                        1.22%      0.89%      0.94%      0.85%      0.83%      0.79%      0.73%
Ratio of net investment
  income to average net
  assets prior to waived
  fees and reimbursed
  expenses                        5.85%      5.66%      5.89%      6.31%      5.29%      5.98%      7.09%
---------------------------------------------------------------------------------------------------------

(1) THE FUND OPERATED AS THE BONDS PLUS FUND OF WESTCORE TRUST AND WAS ADVISED BY FIRST INTERSTATE BANK OF OREGON, N.A. FROM ITS COMMENCEMENT OF OPERATIONS UNTIL IT WAS REORGANIZED AS A SERIES OF PACIFICA FUNDS TRUST ON OCTOBER 1, 1995, WHEN FIRST INTERSTATE CAPITAL MANAGEMENT, INC. (FICM) ASSUMED INVESTMENT ADVISORY RESPONSIBILITIES. THE FUND OPERATED AS A SERIES OF PACIFICA FUNDS TRUST UNTIL IT WAS REORGANIZED AS A SERIES OF STAGECOACH FUNDS, INC. ON SEPTEMBER 6, 1996. IN CONJUNCTION WITH THE SEPTEMBER 6, 1996 REORGANIZATION, EXISTING INVESTOR SHARES WERE CONVERTED INTO CLASS A SHARES OF THE FUND. IN CONNECTION WITH THE MERGER OF FIRST INTERSTATE BANCORP INTO WELLS FARGO & CO. ON APRIL 1, 1996, FICM WAS RENAMED AS WELLS FARGO INVESTMENT MANAGEMENT, INC.
(2)  THE CLASS A SHARES COMMENCED OPERATIONS ON OCTOBER 1, 1995.
(3)  THE CLASS B SHARES COMMENCED OPERATIONS ON SEPTEMBER 6, 1996.
(4)  THE FUND CHANGED ITS FISCAL YEAR-END FROM MAY 31 TO SEPTEMBER 30.

The accompanying notes are an integral part of these financial statements.

                                                           ---------------------

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                                  SHORT-INTERMEDIATE U.S.
                                                                               GOVERNMENT
                                                                              INCOME FUND
                                                          -------------------------------
                                                                                  CLASS A
                                                          -------------------------------
                                                                SIX       NINE
                                                             MONTHS     MONTHS       YEAR
                                                              ENDED      ENDED      ENDED
                                                          MARCH 31,  SEPT. 30,   DEC. 31,
                                                               1997   1996 (1)       1995
-----------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                          $9.73     $10.00      $9.39
                                                          ---------  ---------  ---------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                 0.34       0.41       0.55
  Net realized and unrealized gain (loss) on investments      (0.09)     (0.27)      0.61
                                                          ---------  ---------  ---------
TOTAL FROM INVESTMENT OPERATIONS                               0.25       0.14       1.16
LESS DISTRIBUTIONS:
  Dividends from net investment income                        (0.34)     (0.41)     (0.55)
  Distributions from net realized gain                         0.00       0.00       0.00
  Tax return of capital                                        0.00       0.00       0.00
                                                          ---------  ---------  ---------
TOTAL FROM DISTRIBUTIONS                                      (0.34)     (0.41)     (0.55)
                                                          ---------  ---------  ---------
NET ASSET VALUE, END OF PERIOD                                $9.64      $9.73     $10.00
                                                          ---------  ---------  ---------
                                                          ---------  ---------  ---------
TOTAL RETURN (NOT ANNUALIZED)                                 2.57%      1.34%     12.67%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                          $33,920    $37,465    $39,928
RATIOS TO AVERAGE NET ASSETS (ANNUALIZED):
  Ratio of expenses to average net assets                     0.71%      0.76%      0.71%
  Ratio of net investment income to average net assets        6.96%      5.60%      5.64%
Portfolio turnover                                              52%       389%       472%
-----------------------------------------------------------------------------------------
Ratio of expenses to average net assets prior to waived
  fees and reimbursed expenses                                1.12%      1.21%      1.67%
Ratio of net investment income to average net assets
  prior to waived fees and reimbursed expenses                6.55%      5.15%      4.68%
-----------------------------------------------------------------------------------------

(1)  THE FUND CHANGED ITS FISCAL YEAR-END FROM DECEMBER 31 TO SEPTEMBER 30.
(2)  THE FUND COMMENCED OPERATIONS ON OCTOBER 27, 1993.
(3)  THE INSTITUTIONAL CLASS SHARES COMMENCED OPERATIONS ON SEPTEMBER 6,
     1996.

The accompanying notes are an integral part of these financial statements.

---------------------
40

                                                            FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                      SHORT-INTERMEDIATE U.S. GOVERNMENT
                                                     INCOME FUND (CONT.)
                              ------------------------------------------
                                                     INSTITUTIONAL CLASS
                                   CLASS A (CONT.)  --------------------
                              --------------------        SIX
                                   YEAR     PERIOD     MONTHS     PERIOD
                                  ENDED      ENDED      ENDED      ENDED
                               DEC. 31,   DEC. 31,  MARCH 31,  SEPT. 30,
                                   1994   1993 (2)       1997   1996 (3)
------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD                       $9.99     $10.00      $9.54      $9.46
                              ---------  ---------  ---------  ---------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income
    (loss)                         0.46       0.06       0.34       0.03
  Net realized and
    unrealized gain (loss)
    on investments                (0.60)     (0.01)     (0.09)      0.08
                              ---------  ---------  ---------  ---------
TOTAL FROM INVESTMENT
  OPERATIONS                      (0.14)      0.05       0.25       0.11
LESS DISTRIBUTIONS:
  Dividends from net
    investment income             (0.46)     (0.06)     (0.34)     (0.03)
  Distributions from net
    realized gain                  0.00       0.00       0.00       0.00
  Tax return of capital            0.00       0.00       0.00       0.00
                              ---------  ---------  ---------  ---------
TOTAL FROM DISTRIBUTIONS          (0.46)     (0.06)     (0.34)     (0.03)
                              ---------  ---------  ---------  ---------
NET ASSET VALUE, END OF
  PERIOD                          $9.39      $9.99      $9.45      $9.54
                              ---------  ---------  ---------  ---------
                              ---------  ---------  ---------  ---------
TOTAL RETURN (NOT
  ANNUALIZED)                     (1.42)%     0.40%     2.58%      1.08%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
    (000s)                      $11,602     $8,557    $60,150    $73,637
RATIOS TO AVERAGE NET ASSETS
  (ANNUALIZED):
  Ratio of expenses to
    average net assets            0.25%      0.00%      0.65%      0.59%
  Ratio of net investment
    income to average net
    assets                        4.75%      3.49%      7.01%      5.14%
Portfolio turnover                 288%        N/A        52%       389%
------------------------------------------------------------------------
Ratio of expenses to average
  net assets prior to waived
  fees and reimbursed
  expenses                        2.28%      2.45%      1.02%      0.84%
Ratio of net investment
  income to average net
  assets prior to waived
  fees and reimbursed
  expenses                        2.72%      1.04%      6.64%      4.89%
------------------------------------------------------------------------

(1)  THE FUND CHANGED ITS FISCAL YEAR-END FROM DECEMBER 31 TO SEPTEMBER 30.
(2)  THE FUND COMMENCED OPERATIONS ON OCTOBER 27, 1993.
(3)  THE INSTITUTIONAL CLASS SHARES COMMENCED OPERATIONS ON SEPTEMBER 6,
     1996.

The accompanying notes are an integral part of these financial statements.

                                                           ---------------------

NOTES TO FINANCIAL STATEMENTS

-------------------------------------------
NOTES TO FINANCIAL STATEMENTS
1. SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

Stagecoach Funds, Inc. (the "Company") is registered under the Investment Company Act of 1940, (the "1940 Act"), as an open-end series management investment company. The Company commenced operations on January 1, 1992, and currently offers the following nineteen separate diversified funds: the Aggressive Growth, Asset Allocation, Balanced, Corporate Stock, Diversified Income, Equity Value, Ginnie Mae, Growth and Income, Government Money Market Mutual, Intermediate Bond, Money Market Mutual, Money Market Trust, National Tax-Free, National Tax-Free Money Market Mutual, Prime Money Market Mutual, Short-Intermediate U.S. Government Income, Small Cap, Treasury Money Market Mutual, and U.S. Government Allocation Funds; and five non-diversified funds: the Arizona Tax-Free, California Tax-Free Bond, California Tax-Free Income, California Tax-Free Money Market Mutual, and Oregon Tax-Free Funds. These financial statements represent the Ginnie Mae, Intermediate Bond, and Short-Intermediate U.S. Government Income Funds (the "Funds").

The Company changed its fiscal year-end from September 30 to March 31.

At a special shareholders meeting on July 16, 1996, the Shareholders of Pacifica Funds Trust ("Pacifica") approved a plan of reorganization providing for the transfer of the assets and liabilities of each Pacifica portfolio to a corresponding fund of the Company in exchange for shares of designated classes of the corresponding Stagecoach Fund. As a result of this reorganization, effective September 6, 1996, the Stagecoach Intermediate Bond Fund was established to acquire all of the assets and assume all of the liabilities of the Pacifica Intermediate Bond Fund (previously, the Westcore Bonds Plus Fund), the "Predecessor Fund." Additionally, the Ginnie Mae Fund acquired all of the assets and assumed all of the liabilities of the Pacifica Intermediate Government Bond Fund while the Short-Intermediate U.S. Government Income Fund acquired all of the assets and assumed all of the liabilities of the Pacifica Short-Term Government Bond and Government Income Funds. These acquisitions were accomplished in separate tax-free exchanges for shares of the respective Stagecoach Fund.

All performance and financial data presented in this annual report for the Intermediate Bond Fund for periods prior to September 6, 1996, refers to the Predecessor Fund.

Each of the Funds presented in this book, with the exception of the Short-Intermediate U.S. Government Income Fund, offers Class A, Class B, and Institutional Class shares. The Short-Intermediate U.S. Government Income Fund offers Class A and Institutional Class shares. The three classes of shares differ principally in the applicable sales charges, shareholder

---------------------
42

                                                   NOTES TO FINANCIAL STATEMENTS
servicing fees, transfer agency fees and distribution fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund and earn income from the portfolio pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Gains are allocated to each class pro rata based upon net assets of each class on the date of distribution. No class has preferential dividend rights. Differences in per share dividend rates generally result from the relative weightings of pro rata income and gain allocations and from differences in separate class expenses, including distribution, shareholder servicing and transfer agency fees.

The following significant accounting policies are consistently followed by the Company in the preparation of its financial statements, and such policies are in conformity with generally accepted accounting principles for investment companies.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

INVESTMENT POLICY AND SECURITY VALUATION

Investments in securities for which the primary market is a national securities exchange or the NASDAQ National Market System are valued at the last reported sales price on the day of valuation. U.S. government obligations are valued at the reported bid prices. In the absence of any sale of such securities on the valuation date and in the case of other securities, excluding debt securities maturing in 60 days or less, the valuations are based on latest quoted bid prices. Debt securities maturing in 60 days or less are valued at amortized cost. Securities for which quotations are not readily available are valued at fair value as determined by procedures approved by the Company's Board of Directors.

Cash equivalents relating to firm commitment purchase agreements are segregated by the custodian and may not be sold while the current commitment is outstanding.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Securities transactions are recorded no later than one business day after trade date. Interest income is accrued daily. Realized gains or losses are reported on the basis of identified cost of securities delivered. Bond discounts are accreted and premiums are amortized as required by the Internal Revenue Code.

TBA PURCHASE COMMITMENTS

The Ginnie Mae Fund enters into "TBA" (to be announced) purchase commit-

                                                           ---------------------

NOTES TO FINANCIAL STATEMENTS
ments to purchase securities for a fixed price at a future date beyond customary settlement time. Although the unit price of a TBA has been established, the principal value has not been finalized. However, the amount of the commitment will not fluctuate more than 2% from the principal amount. The Fund holds, and maintains until the settlement date, cash or high-quality debt obligations in an amount sufficient to meet the purchase price. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. The risk is in addition to the risk of a decline in the value of the Fund's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Security Valuation" above.

Although the Fund generally enters into TBA purchase commitments with the intention of acquiring securities for its portfolio, the Fund may dispose of a commitment prior to settlement if the Fund's adviser deems it appropriate to do so.

REPURCHASE AGREEMENTS

Transactions involving purchases of securities under agreements to resell such securities ("repurchase agreements") are treated as collateralized financing transactions and are recorded at their contracted resale amounts. These repurchase agreements, if any, are detailed in each Fund's Portfolio of Investments. The Funds may participate in pooled repurchase agreement transactions with other funds advised by Wells Fargo Bank, N.A. ("WFB"). The repurchase agreements must be fully collateralized based on values that are marked to market daily. The collateral may be held by an agent bank under a tri-party agreement. It is the custodian's responsibility to value collateral daily and to take action to obtain additional collateral as necessary to maintain market value equal to or greater than the resale price. The repurchase agreements entered into and held in the Funds at March 31, 1997, are collateralized by U.S. Government obligations.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends to shareholders from net investment income of the Funds are declared daily and distributed monthly. Any distributions to shareholders from net realized capital gains are declared and distributed annually.

---------------------
44

                                                   NOTES TO FINANCIAL STATEMENTS

FEDERAL INCOME TAXES

Each Fund of the Company is treated as a separate entity for federal income tax purposes. It is the policy of each Fund of the Company to continue to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined in the Internal Revenue Code, and to make distributions of substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required at December 31, 1996. The following funds had net capital loss carryforwards at December 31, 1996:

                                                                                 YEAR  CAPITAL LOSS
FUND                                                                          EXPIRES  CARRYFORWARD
---------------------------------------------------------------------------------------------------
Ginnie Mae Fund                                                                  2001  $  3,300,546
                                                                                 2002    12,911,885
                                                                                 2003       939,975
                                                                                 2004     4,827,808
Intermediate Bond Fund                                                           2001     1,977,220
                                                                                 2002        17,986
Short-Intermediate U.S. Government Income Fund                                   2002     2,126,663
                                                                                 2003     4,922,699
                                                                                 2004     7,742,893

The capital loss carryforwards shown above include carryforwards from the Pacifica Funds which were merged into the Funds in 1996. Certain loss carryforwards for the Short-Intermediate U.S. Government Income Fund resulted from transactions entered into by the Variable Rate Government Fund prior to its merger into the Short-Intermediate U.S. Government Income Fund in 1995. The utilization of these loss carryforwards from the Variable Rate Government Fund may be subject to limitations as a result of rules in the Internal Revenue Code applicable to corporate changes of ownership.

The Board of Directors intends to offset net capital gains with each capital loss carryforward until each carryforward has been fully utilized or expires. Thus, no capital gain distributions shall be made until the capital loss carryforward has been fully utilized or expires.

Due to the timing of dividend distributions and the differences in accounting for income and realized gains (losses) for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains (losses) were recorded by the Fund. The differences between the income and gains distributed on a book versus tax basis are shown as excess distributions of net investment income and net realized gain on the sale of

                                                           ---------------------

NOTES TO FINANCIAL STATEMENTS
investments in the accompanying Statements of Changes in Net Assets. The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassifications.

ORGANIZATION EXPENSES

The Funds have been charged for expenses incurred in connection with the organization and initial registration of the Funds and/or classes of shares. These expenses are being amortized by the Funds on a straight-line basis over 60 months from the date each Fund and/or class commenced operations.

2. AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into separate advisory contracts on behalf of the Funds with WFB. Pursuant to the contracts, WFB furnishes to the Funds investment guidance and policy direction in connection with daily portfolio management. Under the contracts with the Intermediate Bond and Short-Intermediate U.S. Government Income Funds, WFB is entitled to be paid a monthly advisory fee at an annual rate of 0.50% of the such Funds' average daily net assets. Under the contract with the Ginnie Mae Fund, WFB is entitled to be paid by the Fund a monthly advisory fee at an annual rate of 0.50% of such Fund's average daily net assets up to $250 million, 0.40% of the next $250 million, and 0.30% of the average daily net assets in excess of $500 million.

For the period from October 1, 1995 to March 31, 1996, the Intermediate Bond Fund was advised by First Interstate Capital Management, Inc. ("FICM"). Pursuant to the advisory contract, the Fund paid an advisory fee at an annual rate of 0.50%. On April 1, 1996, First Interstate Bancorp ("FIB") was merged with and into Wells Fargo & Company ("Wells Fargo"); and FICM and First Interstate Bank of California ("FICAL") became indirect, wholly-owned subsidiaries of Wells Fargo. In connection with this merger, FICM changed its name to Wells Fargo Investment Management, Inc ("WFIM"). For the period from April 1, 1996 to September 5, 1996, such advisory fees were paid to WFIM.

The Company has entered into contracts with WFB on behalf of all of the Funds whereby WFB is responsible for providing custody and portfolio accounting services for the Funds. WFB is entitled to certain transaction charges plus an annual fee for custody services at an annual rate of 0.0167% of the average daily net assets of each Fund. For portfolio accounting services, WFB is entitled to a monthly base fee from each Fund of $2,000 plus an annual fee of 0.07% of the first $50 million of average

---------------------
46

                                                   NOTES TO FINANCIAL STATEMENTS
daily net assets, 0.045% of the next $50 million, and 0.02% of the average daily net assets in excess of $100 million.

For the period from October 1, 1995 to March 31, 1996, FICAL served as the custodian for the Intermediate Bond Fund. Pursuant to the contract, the Fund paid a custodian fee based on net assets and certain transaction charges. For the period from April 1, 1996 to September 5, 1996, such custodian fees were paid to WFB.

The Company has entered into a contract on behalf of the Funds with WFB, whereby WFB has agreed to act as transfer agent for the Funds. Under the transfer agency contract, WFB is entitled to receive transfer agency fees at an annual rate of 0.14% of the average daily net assets of the Class A and B shares of the Ginnie Mae and Intermediate Bond Funds, 0.14% of the average daily net assets of the Class A shares of the Short-Intermediate U.S. Government Income

Fund and 0.06% of the average daily net assets of the Institutional Class shares of the Funds. Prior to February 1, 1997, under the contracts with the Ginnie Mae and Short-Intermediate U.S. Government Income Funds, WFB was entitled to be paid a per account fee plus other related costs with a minimum monthly fee of $3,000 per Fund, unless net assets of the respective Fund were under $20 million. For as long as the assets remained under $20 million, a Fund would not be charged any transfer agency fees by WFB. Prior to February 1, 1997, under the contract with the Intermediate Bond Fund, WFB was entitled to be paid a fee at the annual rate of 0.07% of the average daily net assets of the Fund.

For the period from October 1, 1995 to September 5, 1996, the Intermediate Bond Fund retained Furman Selz LLC ("Furman Selz") to provide personnel and facilities to perform shareholder servicing, transfer agency related services and portfolio accounting.

The transfer agency fees for Class A, Class B and Institutional Class shares of the Funds for the six months ended March 31, 1997 were as follows:

                                                                                       TRANSFER
                                                         TRANSFER     TRANSFER      AGENCY FEES
                                                      AGENCY FEES  AGENCY FEES    INSTITUTIONAL
FUND                                                      CLASS A      CLASS B            CLASS
-----------------------------------------------------------------------------------------------
Ginnie Mae Fund                                           $98,044      $15,304          $ 4,521
Intermediate Bond Fund                                      1,005          138           14,325
Short-Intermediate
  U.S. Government Income Fund                              10,974          N/A           11,427

The Company has entered into contracts on behalf of the Funds with WFB, whereby WFB has agreed to provide shareholder services to the Funds. Pursuant to the contracts, WFB is entitled to an annual fee for providing shareholder servicing of 0.30% of the average daily net assets attributable to the Class A and Class B shares of the Ginnie Mae Fund and Class A shares of the Short-

                                                           ---------------------

NOTES TO FINANCIAL STATEMENTS
Intermediate U.S. Government Income Fund, and 0.25% of the average daily net assets of each of the classes of the Intermediate Bond Fund and the Institutional Class shares of the Ginnie Mae and Short-Intermediate U.S. Government Income Funds.

For the period from October 1, 1995 to September 5, 1996, various banks, trust companies, broker-dealers or other financial organizations (collectively, "Service Organizations") also provided administrative services for the Intermediate Bond Fund, such as maintaining shareholder accounts and records. The Fund paid fees to Service Organizations in amounts up to an annual rate of 0.25% of the average daily net assets of the Fund's shares owned by shareholders with whom the Service Organization had a servicing relationship. During that period, FIB was the only service organization to receive payments.

The shareholder servicing fees for Class A, Class B and Institutional Class shares of the Funds for the six months ended March 31, 1997 were as follows:

                                                    SHAREHOLDER   SHAREHOLDER      SHAREHOLDER
                                                      SERVICING     SERVICING   SERVICING FEES
                                                           FEES          FEES    INSTITUTIONAL
FUND                                                    CLASS A       CLASS B            CLASS
----------------------------------------------------------------------------------------------
Ginnie Mae Fund                                        $212,721       $33,185          $10,116
Intermediate Bond Fund                                    2,697           271           53,672
Short-Intermediate
  U.S. Government Income Fund                            54,045           N/A           82,843

The shareholder servicing fees for Class A, Class B and Institutional Class shares of the Funds for the periods ended September 30, 1996 were as follows:

                                                    SHAREHOLDER   SHAREHOLDER      SHAREHOLDER
                                                      SERVICING     SERVICING   SERVICING FEES
                                                           FEES          FEES    INSTITUTIONAL
FUND                                                    CLASS A       CLASS B            CLASS
----------------------------------------------------------------------------------------------
Ginnie Mae Fund*                                       $363,734       $42,380          $ 2,436
Intermediate Bond Fund**                                    379             0            6,822
Short-Intermediate
  U.S. Government Income Fund*                          114,771           N/A           11,091

 * INFORMATION PRESENTED IS FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1996.

** INFORMATION PRESENTED IS FOR THE YEAR ENDED SEPTEMBER 30, 1996.

Subject to the overall supervision of the Company's Board of Directors, WFB as administrator and Stephens Inc. ("Stephens") as co-administrator provide each Fund with supervisory, administrative and distribution services. For these administrative services, WFB and Stephens are entitled to receive monthly fees at the annual rates of 0.04% and 0.02%, respectively, of each Fund's average daily net assets. Prior to February 1, 1997, Stephens provided substantially

---------------------
48

                                                   NOTES TO FINANCIAL STATEMENTS
the same services as sole administrator to the Funds. Under the previous agreements, Stephens was entitled to receive a monthly fee at the annual rate of 0.03% of the average daily net assets of the the Ginnie Mae and Short-Intermediate U.S. Government Income Funds, and 0.05% of the average daily net assets of the Intermediate Bond Fund.

For the period from October 1, 1995 to September 5, 1996, Furman Selz provided administrative services for the operation of the Intermediate Bond Fund. As compensation for such services, the Fund paid Furman Selz an annual fee, payable monthly, of up to 0.15% of the average daily net assets of the Fund.

The Company has adopted separate Distribution Plans, pursuant to Rule 12b-1, for Class A and Class B shares of the Funds. The Distribution Plan for Class A shares of the Funds provides that each Fund may defray all or part of the cost of preparing, printing and distributing prospectuses and other promotional materials by paying for costs incurred at an annual rate up to 0.05% of the Class A shares' average daily net assets. Each Fund may participate in joint distribution activities with other funds, in which event, expenses reimbursed out of the assets of one of the Funds may be attributable, in part, to the distribution-related activities of another Fund. Generally, the expenses attributable to joint distribution activities will be allocated among the Funds in proportion to their relative net asset sizes.

For the period from October 1, 1995 to September 5, 1996, the Intermediate Bond Fund had adopted a non-compensatory Distribution Plan and Agreement (the "Plan") for the Class A shares. The Plan provided for payments by the Fund for actual expenses incurred, not to exceed 0.50% of the average daily net assets of the Class A shares of the Fund. Pacifica Funds Distributor Inc., an affiliate of Furman Selz, acted as Distributor during such period.

The Class B Distribution Plans for the Funds provide that the Funds may pay for distribution-related services, a monthly fee at an annual rate of up to 0.70% of the average daily net assets attributable to Class B shares of the Ginnie Mae Fund and up to 0.75% of the average daily net assets attributable to Class B shares of the Intermediate Bond Fund.

The Distribution Plan expenses for Class A and Class B shares of the Funds were as follows:

                                      FOR THE SIX MONTHS ENDED       FOR THE NINE MONTHS ENDED
                                                MARCH 31, 1997              SEPTEMBER 30, 1996
                                ------------------------------  ------------------------------
                                  DISTRIBUTION    DISTRIBUTION    DISTRIBUTION    DISTRIBUTION
                                          FEES            FEES            FEES            FEES
FUND                                   CLASS A         CLASS B         CLASS A         CLASS B
----------------------------------------------------------------------------------------------
Ginnie Mae Fund                        $35,286         $77,491         $60,634         $98,885
Intermediate Bond Fund                     541             805               0**              0**

** INFORMATION PRESENTED IS FOR THE YEAR ENDED SEPTEMBER 30, 1996.

                                                           ---------------------

NOTES TO FINANCIAL STATEMENTS

FEES WAIVED AND REIMBURSED EXPENSES

All amounts shown as waived fees and reimbursed expenses on the Statements of Operations for the six months ended March 31, 1997 were waived and/or reimbursed by WFB. The following fees were waived for the periods ended September 30, 1996:

                                                          FEES WAIVED
                                                                   BY  FEES WAIVED  FEES WAIVED
FUND                                                      FURMAN SELZ       BY FIB       BY WFB
-----------------------------------------------------------------------------------------------
Ginnie Mae Fund*                                                  N/A          N/A     $504,824
Intermediate Bond Fund**                                      $21,881      $39,513       33,871
Short-Intermediate
  U.S. Government Income Fund*                                    N/A          N/A      183,291

 * INFORMATION PRESENTED IS FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1996.

** INFORMATION PRESENTED IS FOR THE YEAR ENDED SEPTEMBER 30, 1996.

Waived fees and reimbursed expenses continue at the discretion of WFB and Stephens. WFB and Stephens have agreed to waive or reimburse all or a portion of their respective fees charged to, or expenses paid by, the Ginnie Mae, Intermediate Bond, and Short-Intermediate U.S. Government Income Funds to ensure that the total fund operating expenses do not exceed, on an annual basis, 0.82%, 0.80%, and 0.71% of the average daily net assets of each Fund's Class A shares and 0.77%, 0.75%, and 0.65% of the average daily net assets of each Fund's Institutional Class shares, respectively, through August 31, 1997.

Certain officers and directors of the Company are also officers of Stephens. As of March 31, 1997, Stephens owned 117 shares of the Ginnie Mae, 6 shares of the Intermediate Bond and 123 shares of the Short-Intermediate U.S. Government Income Funds.

Stephens has retained $1,960,806 as sales charges from the proceeds of Class A shares sold and $335,437 from the proceeds of Class B shares redeemed by the Company for the six months ended March 31, 1997. Wells Fargo Securities Inc., a subsidiary of WFB, received $1,938,506 as sales charges from the proceeds of Class A shares sold and $335,437 from the proceeds of Class B shares redeemed by the Company for the six months ended March 31, 1997.

3. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, exclusive of short-term securities, for each Fund for the six months ended March 31, 1997, were as follows:

                                                                       SHORT-INTERMEDIATE
AGGREGATE PURCHASES                         GINNIE MAE  INTERMEDIATE      U.S. GOVERNMENT
 AND SALES                                        FUND     BOND FUND          INCOME FUND
-----------------------------------------------------------------------------------------
Total purchases at cost                   $134,763,260  $ 54,249,045          $72,007,938
Total sales proceeds                       117,065,526    12,229,606           50,546,582

---------------------
50

                                                   NOTES TO FINANCIAL STATEMENTS

4. CAPITAL SHARE TRANSACTIONS

As of March 31, 1997, there were 91 billion shares of $0.001 par value capital stock authorized by the Company. At March 31, 1997, the Intermediate Bond and Short-Intermediate U.S. Government Income Funds were each authorized to issue 100 million shares of $0.001 par value capital stock for each class of shares, and the Ginnie Mae Fund was authorized to issue 300 million shares of $0.001 par value capital stock for each class of shares. Capital share transactions for the Funds were as follows:

                                                                              GINNIE MAE FUND
                                                     ----------------------------------------
                                                      FOR THE SIX   FOR THE NINE      FOR THE
                                                     MONTHS ENDED   MONTHS ENDED   YEAR ENDED
                                                        MARCH 31,      SEPT. 30,     DEC. 31,
                                                             1997       1996 (1)         1995
---------------------------------------------------------------------------------------------
SHARES ISSUED AND REDEEMED:
  Shares sold -- Class A                                  347,593      4,023,370    2,279,437
  Shares issued in reinvestment of dividends --
    Class A                                               274,415        481,543      646,128
  Shares redeemed -- Class A                           (1,949,159)    (5,508,045)  (4,839,906)
NET INCREASE (DECREASE) IN SHARES OUTSTANDING --
 CLASS A                                               (1,327,151)    (1,003,132)  (1,914,341)
  Shares sold -- Class B                                  336,300      1,203,149    1,161,521
  Shares issued in reinvestment of dividends --
    Class B                                                25,964         29,609        6,474
  Shares redeemed -- Class B                             (216,351)      (325,522)     (53,454)
NET INCREASE (DECREASE) IN SHARES OUTSTANDING --
 CLASS B                                                  145,913        907,236    1,114,541
  Shares sold -- Institutional Class                       81,720        503,644          N/A
  Shares issued in reinvestment of dividends --
    Institutional Class                                     5,444             22          N/A
  Shares redeemed -- Institutional Class                  (51,324)       (22,624)         N/A
NET INCREASE (DECREASE) IN SHARES OUTSTANDING --
 INSTITUTIONAL CLASS                                       35,840        481,042          N/A

(1) "SHARES SOLD" INCLUDES 1,427,922 FOR CLASS A AND 460,157 FOR THE INSTITUTIONAL CLASS, AS A RESULT OF THE PACIFICA INTERMEDIATE GOVERNMENT BOND FUND MERGER.

                                                           ---------------------

NOTES TO FINANCIAL STATEMENTS

                                                                      INTERMEDIATE BOND FUND
                                        ----------------------------------------------------
                                         FOR THE SIX      FOR THE  FOR THE FOUR      FOR THE
                                        MONTHS ENDED   YEAR ENDED  MONTHS ENDED   YEAR ENDED
                                           MARCH 31,    SEPT. 30,      DEC. 31,      MAY 30,
                                                1997         1996          1995         1995
--------------------------------------------------------------------------------------------
SHARES ISSUED AND REDEEMED:
  Shares sold -- Class A                      12,388       33,572       459,831    1,000,106
  Shares issued in reinvestment of
    dividends -- Class A                       3,659       17,750        54,095      186,341
  Shares redeemed -- Class A                 (38,323)  (3,650,324)     (541,307)  (1,441,332)
NET INCREASE (DECREASE) IN SHARES
 OUTSTANDING -- CLASS A                      (22,276)  (3,599,002)      (27,381)    (254,885)
  Shares sold -- Class B                      67,910            3           N/A          N/A
  Shares issued in reinvestment of
    dividends -- Class B                         137            0           N/A          N/A
  Shares redeemed -- Class B                       0            0           N/A          N/A
NET INCREASE (DECREASE) IN SHARES
 OUTSTANDING -- CLASS B                       68,047            3           N/A          N/A
  Shares sold -- Institutional Class         396,109    4,275,471           N/A          N/A
  Shares issued in reinvestment of
    dividends -- Institutional Class          53,628      117,940           N/A          N/A
  Shares redeemed -- Institutional
    Class                                   (538,901)  (1,339,178)          N/A          N/A
NET INCREASE (DECREASE) IN SHARES
 OUTSTANDING INSTITUTIONAL CLASS             (89,164)   3,054,233           N/A          N/A

                                                                           SHORT-INTERMEDIATE
                                                                  U.S. GOVERNMENT INCOME FUND
                                                     ----------------------------------------
                                                      FOR THE SIX   FOR THE NINE      FOR THE
                                                     MONTHS ENDED   MONTHS ENDED   YEAR ENDED
                                                        MARCH 31,      SEPT. 30,     DEC. 31,
                                                             1997       1996 (2)         1995
---------------------------------------------------------------------------------------------
SHARES ISSUED AND REDEEMED:
  Shares sold -- Class A                                  344,402      5,141,274    3,742,963
  Shares issued in reinvestment of dividends --
    Class A                                                96,320        184,087       95,287
  Shares redeemed -- Class A                             (773,143)    (5,467,391)  (1,079,388)
NET INCREASE (DECREASE) IN SHARES OUTSTANDING --
 CLASS A                                                 (332,421)      (142,030)   2,758,862
  Shares sold -- Institutional Class                      475,795      7,965,695          N/A
  Shares issued in reinvestment of dividends --
    Institutional Class                                    69,465             99          N/A
  Shares redeemed -- Institutional Class               (1,900,814)      (246,997)         N/A
NET INCREASE (DECREASE) IN SHARES OUTSTANDING --
 INSTITUTIONAL CLASS                                   (1,355,554)     7,718,797          N/A

(2) "SHARES SOLD" INCLUDES 2,016,780 FOR CLASS A AND 7,827,393 FOR THE INSTITUTIONAL CLASS, AS A RESULT OF THE PACIFICA SHORT-TERM GOVERNMENT BOND FUND AND PACIFICA GOVERNMENT INCOME FUND MERGER.

---------------------
52

                                                    INDEPENDENT AUDITORS' REPORT

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
STAGECOACH FUNDS, INC.:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Ginnie Mae Fund, Intermediate Bond Fund, and Short-Intermediate U.S. Government Income Fund (three of the funds comprising Stagecoach Funds, Inc.) as of March 31, 1997, and the related statements of operations for the six months ended March 31, 1997, and for the nine months ended September 30, 1996, for the Ginnie Mae Fund and the Short-Intermediate U.S. Government Income Fund, and for the year ended September 30, 1996, for the Intermediate Bond Fund, the statements of changes in net assets for the six months ended March 31, 1997, the nine months ended September 30, 1996 and the year ended December 31, 1995, for the Ginnie Mae Fund and the Short-Intermediate U.S. Government Income Fund, and for the six months ended March 31, 1997, and the year ended September 30, 1996, for the Intermediate Bond Fund, and financial highlights for the Ginnie Mae Fund and the Short-Intermediate U.S. Government Income Fund for the periods indicated herein, and for the Intermediate Bond Fund for the six months ended March 31, 1997, and the year ended September 30, 1996. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. For the Intermediate Bond Fund, all years or periods indicated in the accompanying financial statements and financial highlights ending prior to October 1, 1995, were audited by other auditors whose report dated November 3, 1995, expressed an unqualified opinion on this information.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1997, by correspondence with the custodian and other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned funds of Stagecoach Funds, Inc. as of March 31, 1997, the results of their operations, the changes in their net assets and their financial highlights for the periods indicated herein, except as noted above, in conformity with generally accepted accounting principles.
                   [SIG]
[KPMG Peat Marwick LLP]

SAN FRANCISCO, CALIFORNIA
MAY 9, 1997

                                                           ---------------------

LIST OF ABBREVIATIONS

The following is a list of common abbreviations for terms and entities which may have appeared in this report.

ABAG              --   Association of Bay Area Governments
ADR               --   American Depository Receipts
AMBAC             --   American Municipal Bond Assurance Corporation
AMT               --   Alternative Minimum Tax
ARM               --   Adjustable Rate Mortgages
BART              --   Bay Area Rapid Transit
CDA               --   Community Development Authority
CDSC              --   Contingent Deferred Sales Charge
CGIC              --   Capital Guaranty Insurance Company
CGY               --   Capital Guaranty Corporation
CMT               --   Constant Maturity Treasury
COFI              --   Cost of Funds Index
CONNIE LEE        --   Connie Lee Insurance Company
COP               --   Certificate of Participation
CP                --   Commercial Paper
DW&P              --   Department of Water & Power
DWR               --   Department of Water Resources
EDFA              --   Education Finance Authority
FGIC              --   Financial Guaranty Insurance Corporation
FHA               --   Federal Housing Authority
FHLMC             --   Federal Home Loan Mortgage Corporation
FNMA              --   Federal National Mortgage Association
FSA               --   Financial Security Assurance, Inc
GNMA              --   Government National Mortgage Association
GO                --   General Obligation
HFA               --   Housing Finance Authority
HFFA              --   Health Facilities Financing Authority
IDA               --   Industrial Development Authority
LIBOR             --   London Interbank Offered Rate
LOC               --   Letter of Credit
MBIA              --   Municipal Bond Insurance Association
MFHR              --   Multi-Family Housing Revenue
MUD               --   Municipal Utility District
PCFA              --   Pollution Control Finance Authority
PCR               --   Pollution Control Revenue
PFA               --   Public Finance Authority
PSFG              --   Public School Fund Guaranty
RAW               --   Revenue Anticipation Warrants
RDA               --   Redevelopment Authority
RDFA              --   Redevelopment Finance Authority
R&D               --   Research & Development
SFMR              --   Single Family Mortgage Revenue
TBA               --   To Be Announced
TRAN              --   Tax Revenue Anticipation Notes
USD               --   Unified School District
V/R               --   Variable Rate

---------------------
54

Wells Fargo provides investment advisory services, shareholder services, and certain other services for the Stagecoach Funds. The Funds are sponsored and distributed by STEPHENS INC., Member NYSE/SIPC. Wells Fargo is not affiliated with Stephens Inc.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Stagecoach Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a prospectus containing more complete information, including charges and expenses, call 1-800-260-5969. Read the prospectus carefully before you invest or send money.

SCF 078 (5/97)

STAGECOACH
FUNDS-REGISTERED TRADEMARK-
P.O. Box 7066
San Francisco, CA 94120-7066
DATED MATERIAL
PLEASE EXPEDITE

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                                               -C- 1997 Stagecoach Funds